SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
		 of 1934 (Amendment No.  )

  Filed by the Registrant [x]

  Filed by a Party other than the Registrant [ ]

  Check the appropriate box:

      [x]  Preliminary Proxy Statement
      [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      [ ]  Definitive Proxy Statement
      [ ]  Definitive Additional Materials
      [ ]  Soliciting Material Pursuant to   240.14a-11(c) or   240.14a-12

  ..............................................................................
		 (Name of Registrant as Specified In Its Charter)

			   Garment Capitol Associates
  ..............................................................................

		    (Name of Person(s) Filing Proxy Statement if
			   other than the Registrant)

  Payment of Filing Fee (Check the appropriate box):

  [ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
       Item 22(a)(2) of Schedule 14A.
  [ ]  $500 per each party to the controversy pursuant to Exchange Act
       Rule 14a-6(i)(3).
  [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)   Title of each class of securities to which transaction applies:
	   Participations

      2)   Aggregate number of securities to which transaction applies:  [____]

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	   The fee is equal to 1/50th of 1% of the assumed fair market value of the Property, which is presumed to be the aggregate of the cash to be received by the Registrant.

      4)   Proposed maximum aggregate value of transaction:  [$_____]

      5)   Total fee paid:  $4,000

  [X] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

      2) Form, Schedule as Registration Statement No.:

      3) Filing Party:

      4) Date Filed:

				    PRELIMINARY COPY

			       GARMENT CAPITOL ASSOCIATES

		 STATEMENT ISSUED BY THE AGENTS IN CONNECTION WITH THE
			    SOLICITATION OF CONSENTS OF THE
				      PARTICIPANTS

			          Dated July 18, 1996                          |


		   This Statement is issued in connection with the solicitation of Consents of the Participants in Garment Capitol Associates ("Associates") by Peter L. Malkin, Stanley Katzman and John L. Loehr, as Agents ("Agents") for the Participants, in connection with the "Sale Program" described below.

	           It is anticipated that this Statement and the accompanying
	 form of Consent will be mailed to the Participants on July 18,     |
	 1996. The solicitation of Consents will terminate on October 31, | 1996 unless subsequently extended, but in no event later than December 31, 1996. The Agents will advise all the Participants of | the results of the solicitation as soon as may be practicable, but in no event later than 90 days after the termination date noted above or any extension thereof.

	 Sale of 498 Seventh Avenue

		   Associates was formed to acquire and own The Garment Capitol Building and the underlying land (collectively, the "Property") located at 498 Seventh Avenue, New York, New York. From the time Associates acquired the Property through December 29, 1995, Associates leased the Property to 498 Seventh Avenue Associates (the "Original Lessee") pursuant to a long-term operating lease (the "Operating Lease").

		   The Original Lessee operated the Property at a substantial cash loss during 1994 and 1995. During this period, capital calls were made upon the then partners in the Original Lessee. Because several of the partners were unable or unwilling to meet the capital calls, Peter L. Malkin personally assumed their interests, totalling 40% of the Original Lessee, and advanced the capital calls for those acquired interests as well as for his own original 5% share, so as to preserve the leasehold and to permit the Original Lessee to continue to insulate Associates from liability relating to operation of the Property. At the end of 1995, Peter L. Malkin again assumed partnership interests equal to an additional 6.25%. See Section IV.D. - Potential Conflicts of Interest.

	           Despite these new capital infusions, however, the Original
	 Lessee concluded that to return the Property to profitability would
	 require a very large additional capital investment, estimated by the






	 Original Lessee to be as high as $16,000,000.  Therefore, on
	 December 29, 1995, in accordance with the terms of the Operating
	 Lease, the Original Lessee assigned the Operating Lease to 4987 Corporation (the "New Lessee"), thereby effectively terminating the liability of the Original Lessee and its remaining partners under the Operating Lease. The shares in the New Lessee are owned by the then partners in the Original Lessee (except that a substantial portion of |
	 the shares owned by Peter L. Malkin are held by him for the benefit   |
	 of members of his family but he retains voting control).              |

	           The New Lessee has paid basic rent under the Operating
	 Lease due on the first day of each month for the period January 1,
	 1996 through (and including) July 1, 1996. Associates applied or | reserved these rents to cover (1) its monthly mortgage payments to
	 the Apple Bank for Savings (the "Fee Mortgagee") on Associates' fee mortgage on the Property (the "Fee Mortgage"), (2) its monthly
	 payment for supervisory services and (3) its distributions to the Participants in Associates. The New Lessee did not pay the New York City real estate taxes and Business Improvement District ("BID") assessments in the amounts of $936,180.00 and $29,695.14,
	 respectively, and certain other minor assessments and charges aggregating less than $1,500, all of which were due on January 1,
	 1996 or shortly thereafter (collectively, the "1/1/96 Real Estate
	 Taxes").  The New Lessee also failed to pay the New York City real    |
	 estate taxes and BID assessments in the amounts of $1,053,254.50 and | $28,529.26, respectively, which were due on July 1, 1996 (the "7/1/96 |
	 Real Estate Taxes").  As a result, although payment of the 1/1/96     |
	 Real Estate Taxes and the 7/1/96 Real Estate Taxes has been made as   |
	 described below, the New Lessee is in default of the Operating Lease
	 as of January 1, 1996.                                             |

	           The New Lessee has requested that Associates forbear from exercising its rights and remedies under the Operating Lease,
	 including termination of the Operating Lease, by reason of the
	 failure to pay the 1/1/96 Real Estate Taxes and the 7/1/96 Real       |
	 Estate Taxes, while Associates solicits the consent of the            |
	 Participants to a sale of the Property on the terms described in this Statement. If Associates does forbear, the New Lessee has agreed to cooperate fully with Associates in connection with the sale of the Property and to continue to perform its other obligations under the Operating Lease, including payment of basic rent, to enable
	 Associates to continue its monthly distributions to the Participants, pay its supervisory expense and pay its monthly mortgage obligation. The continuation of the Operating Lease will also serve to insulate Associates from third party liabilities attendant on property operations. Because the program for Associates outlined in this Statement includes the continuation of the Operating Lease with the
	 New Lessee, Associates has not yet sent a notice of default under the Operating Lease based on the failure of the New Lessee to pay the
	 1/1/96 Real Estate Taxes or the 7/1/96 Real Estate Taxes, but the     |
	 Agents have been advised that Associates' right to send such a notice has not been affected by this delay or by the acceptance of rent since the default.








	           Although the failure to pay the 1/1/96 Real Estate Taxes
	 and the 7/1/96 Real Estate Taxes also constitutes a breach of         |
	 Associates' obligations under the Fee Mortgage, the Fee Mortgagee has agreed to forbear from exercising its rights and remedies during the pendency of this solicitation through a sale of the Property based on arrangements made between the shareholders of the New Lessee (or designees on their behalf) and the Fee Mortgagee to fund the 1/1/96 Real Estate Taxes, the 7/1/96 Real Estate Taxes and certain future | real estate taxes and BID assessments on the Property (together with the 1/1/96 Real Estate Taxes and the 7/1/96 Real Estate Taxes, the | "Real Estate Taxes") through protective advances under the Fee Mortgage. The shareholders of the New Lessee (or designees on their behalf) have personally borrowed from the Fee Mortgagee: (a) on | April 2, 1996, the sum of $1,012,274.18, equal to the 1/1/96 Real |
	 Estate Taxes and interest thereon to the date of the borrowing[] (the |
	 "1/1/96 Tax Borrowing"); and (b) on June 28, 1996, the sum of         |
	 $1,081,783.76, equal to the 7/1/96 Real Estate Taxes (the "7/1/96 Tax | Borrowing"). The 1/1/96 Tax Borrowing was used to fund a protective | advance by the Fee Mortgagee to pay the 1/1/96 Real Estate Taxes and interest thereon through the purchase of a subordinate participating
	 interest in the Fee Mortgage in such amount.  The 7/1/96 Tax          |
	 Borrowing was used to fund a protective advance by the Fee Mortgagee  |
	 to pay the 7/1/96 Real Estate Taxes through the purchase of an        |
	 additional subordinate participating interest in the Fee Mortgage in | such amount. Interest on the foregoing protective advances and on | any future protective advances will be paid by the New Lessee so long | as the Operating Lease continues in effect.

	           As to future Real Estate Taxes, the Fee Mortgagee has
	 agreed to make additional personal loans to such individual
	 shareholders (or their designees) to fund a further protective        |
	 advance to cover the Real Estate Taxes due January 1, 1997      |
	 (covering the period to June 30, 1997). Those individual borrowers intend to borrow the funds from the Fee Mortgagee and fund the protective advance as required to pay the January 1, 1997 Real | Estate Taxes if the Sale Program described below is approved by the Participants and so long as the Operating Lease continues in effect. Once the Property is sold, no additional Real Estate Taxes will need to be paid.

	           For the reasons described in this Statement, the Agents believe that it is in the best interests of the Participants to
	 approve a sale of the Property and, pending a sale of the Property,
	 to forbear from exercising rights and remedies under the Operating Lease so long as shareholders in the New Lessee (or designees on
	 their behalf) arrange that the Fee Mortgagee advance the Real Estate Taxes and forbear from foreclosing (see Section II. - Sale Program). Also described below is a recommended allocation of sale proceeds
	 between the New Lessee and Associates.  The Agents' proposed       |
	 allocation is based on the opinions of independent experts but, as described below (see Section II.B.3. - Distribution of Sale
	 Proceeds), varies from those opinions in ways which the Agents
	 believe benefit Associates in virtually all cases (and will be        |








	 neutral in the special case described in the last paragraph of that   |
	 Section II.B.3.).  Finally, the Agents recommend the liquidation of   |
	 Associates upon the consummation of the sale, the distribution to the Participants of net sale proceeds paid to Associates and the winding up of its affairs.

		   The Agents have arrived at these recommendations following due consideration of alternatives, including discussions with representatives of the Original Lessee and of the New Lessee and review of legal documents with members of Wien, Malkin & Bettex, supervisors of Associates' partnership agreement. See Section
	 II.C. - Consideration of Alternatives.

		   THE AGENTS RECOMMEND THAT THE PARTICIPANTS CONSENT
			TO THE SALE PROGRAM (as herein defined)

		   The Agents recommend that the Participants consent to the following (collectively herein referred to as the "Sale Program"):

	           (a) Authorizing the Agents to sell the Property to a third party at a price, and on such other terms and conditions, as
	 determined by the Agents[] ;                                       |

	           (b)  Allocating the net sale proceeds pursuant to the       |
	 distribution formula proposed herein by the Agents; and               |

	           ([] c)    Permitting the New Lessee to continue to operate  |
	 the Property in accordance with the terms of the Operating Lease, described below, while the sale is pursued, subject to (i) continued compliance by the New Lessee with the terms of the Operating Lease other than the requirement to pay the Real Estate Taxes and (ii) the continuation of forbearance by the Fee Mortgagee based on the funding of Real Estate Taxes through protective advances under the Fee
	 Mortgage through borrowings by individual shareholders of the New Lessee (or designees on their behalf).

		   The Agents believe that the Property requires significant capital improvements to be competitive. The Sale Program will permit Associates to liquidate its investment in an orderly fashion, give priority to Associates in the allocation of net sale proceeds, and avoid the necessity of raising additional capital from the Participants and others to support and renovate the Property, while avoiding litigation costs and the risk of loss of the Property through a Fee Mortgage foreclosure.

		   The Agents also recommend that the Participants consent to the liquidation of Associates upon the consummation of the sale (assuming it is approved), the distribution to the Participants of net sale proceeds paid to Associates and the winding up of its affairs. See Section VII. - Terms of Solicitations of Consents.











	 I.   Background

		   A.   Organization of Associates

		   Associates, a New York partnership, was organized on January 10, 1957 for the purpose of acquiring the Property subject to the Operating Lease. The late Mr. Lawrence A. Wien and two of his then law partners (one of whom is now deceased) were the original partners in Associates and joined in a public offering to the Participants of the economic interests in Associates. Peter L. Malkin, Stanley Katzman and John L. Loehr are the current partners in Associates and serve as Agents on behalf of the Participants.
	 Mr. Katzman and Mr. Loehr become Agents during 1996 (see Section IV.A. - Supervisory Services). Under the Participating Agreements of the original offering, the Participants have the right to approve or disapprove certain decisions, including sale of the Property and modification of the Operating Lease. The percentage of Participants required to approve the recommendations of the Agents as described in this Statement and the related Participation Purchase Arrangement are described in Section VII. - Terms of Solicitations of Consents.

		   B.   Provisions of the Operating Lease

	           The Operating Lease provides that the lessee will pay all operating and maintenance expenses, will make necessary repairs and replacements and will keep the Property adequately insured against
	 fire and accident.  The Agents believe the insurance maintained by
	 the New Lessee is adequate.  The Operating Lease also requires that
	 the lessee pay real estate taxes.  These taxes for the 1995/96 tax
	 year (July 1, 1995 - June 30, 1996) were $1,872,360, based on an   |
	 assessed value for the Property of $18,000,000 and a tax rate of
	 $10.402 per $100.  In addition, BID assessments of $59,390 were    |
	 paid.  The taxes for the 96/97 tax year (July 1, 1996 - June 30,      |
	 1997) are $2,076,132.52, based on an assessed value of $20,251,000    |
	 and a rate of $10.252 per $100; BID assessments for the period are    |
	 $57,058.52.  Because of delays in completing the New York City        |
	 budget, however, the 96/97 real estate taxes are payable in unequal | installments of $1,053,254.50 on July 1, 1996 and $1,022,878.02 on |
	 January 1, 1997; the BID assessment is payable in two equal           |
	 installments of $28,259.26 on July 1, 1996 and January 1, 1997. The | Operating Lease does not require the lessee to make new capital improvements to the Property.

		   Under the Operating Lease, the lessee must pay to Associates (i) annual basic rent of $1,090,000 (the "Basic Rent") in monthly installments of $90,833.33 and (ii) annually for each lease year ending April 30, additional rent equal to 50% of the lessee's net income in excess of $200,000 for such lease year (the "Additional Rent"). No Additional Rent was payable for the lease years ended April 30, 1996, April 30, 1995 and April 30, 1994. Additional rent of $1,010,196 was paid for the lease year ended April 30, 1993. See
	 Section I.E. - Financial Information.









		   The current term of the Operating Lease expires on April 30, 2007. The Operating Lease includes a renewal option to extend the term through April 30, 2032. Pursuant to the Operating Lease, the lessee has the right to assign the Operating Lease, without Associates' consent, so long as the assignee assumes, in writing, all of the obligations of the Operating Lease. The Original Lessee exercised such assignment right on December 29, 1995, and the New Lessee assumed all lessee obligations under the Operating Lease as of that date.

		   C.   The Property

	           498 Seventh Avenue is located in the heart of New York City's "Garment District", occupying a plot of approximately 39,000 square feet. Located on the southwest corner of Seventh Avenue and 37th Street, the building has frontages of 98'9" and 225' on these two streets, respectively. There is additional frontage of 170'8" on 36th Street. The building is readily accessible to all New York City subways and is a few blocks from Penn Station and The Port Authority Bus Terminal on 40th-42nd Streets. Erected in 1921, the building is of fireproof construction and contains 23 floors, a penthouse and | basement. It has a rentable floor area of approximately 800,000 square feet.

		   The building contains office, showroom and loft space, which historically was used by manufacturers of ladies apparel.

		   D.   Competition

		   Currently, tenant space leases at the Property are offered at an average annual base rental of approximately $18.00 per square foot (exclusive of electricity charges and escalation). Space tenants provide their own cleaning. The average asking rental rate and other financial terms for space leases at the Property appear to be competitive with the average rental rates charged by similar buildings currently offering comparable space in the immediate vicinity.

		   Based on market information believed to be accurate, the Agents offer the following information regarding near-by properties:

		   * A neighboring office building located at 485 Seventh Avenue (at 36th Street), which offers small showrooms and has upgraded interior features, is offering tenant space at rental rates between $18.00 and $25.00 per square foot.

		   * Two similar buildings approximately the same age as the Property, which are located across 39th Street from each other at 530 Seventh Avenue and 550 Seventh Avenue and have traditionally been the headquarters for










		      manufacturers of higher price women's apparel, currently offer tenant space at rental rates between the mid $20's to high $30's per square foot.

		   * At 1407 Broadway and 1411 Broadway, buildings which offer more modern, upgraded amenities than the Property, current rental rates are in the high $30's per square foot.

	           The percentage occupancy rate for these buildings has varied over the past several years from as low as 55% (for 485 Seventh Avenue before the internal make-over) to as high as 90% to 95%. The overall occupancy level in the Garment Center generally, for buildings generally identified as buildings for garment industry
	 users, has been in the range of approximately 30% to               |
	 approximately 95% over the past several years, but unrenovated     |
	 buildings tend to have lower occupancies than the renovated or more modern structures.

		   The Agents are not aware of any recent sales of buildings in similar condition in the area of the Property which would provide useful guidance as to an appropriate sale price for the Property.
	 The Agents will seek what they perceive to be the best possible sale price on the best possible terms if the Participants approve the Sale Program.

		   E.   Financial Information

	           Associates acquired fee title to the Property on May 1, 1957 for $10,500,000, all cash. On November 1, 1957, Associates closed a $5,250,000 first mortgage loan on the Property (the "Fee Mortgage") and distributed the proceeds to the Participants, reducing their cash investment to $5,250,000. The Fee Mortgage has been refinanced a number of times since 1957, most recently on December 1, 1992, but the principal balance has not been increased as a result.
	 The principal balance of the Fee Mortgage, after the July, 1996    |
	 payment, has been reduced to $2,976,474.30 (excluding the amount   |
	 of protective advances made under the Fee Mortgage to pay       |
	 certain Real Estate Taxes -- see Section II.A.2. below - Forbearance to the New Lessee). The Fee Mortgage is currently held by Apple Bank for Savings and matures on December 1, 1997. Payments are current on
	 the Fee Mortgage through (and including) July 1, 1996.             |

		   Each monthly installment of Basic Rent received by Associates is applied to pay monthly debt service on the Mortgage, supervisory compensation to of Wien, Malkin & Bettex ("WM&B") and distributions to the Participants. Additional rent is used by Associates to pay Additional Supervisory Compensation to WM&B (see
	 Section IV.A. - Supervisory Services) and make additional distributions to the Participants.

		   For the years 1995, 1994 and 1993, the Participants received total distributions representing an annual return on their








	 remaining original cash investment at the rates of approximately 11.7%, 11.7% and 26.8%, respectively. These percentages were calculated by dividing the cash payments to Participants in the year in question by the remaining original cash investment in the Property by the Participants ($5,250,000). Certain current Participants may have purchased their interests for amounts in excess of the remaining original cash investment amount and their rates of return on investment will thus be lower.

	           During 1994 and 1995, the Property operated at a
	 substantial loss. During that period, Peter L. Malkin individually assumed the interests of various partners in the Original Lessee who could not or would not make the required capital investment in the Original Lessee and who agreed to transfer their interests to
	 Mr. Malkin, so as to protect the Participants by preserving the leasehold and thus to continue to insulate Associates against third party liabilities that might result if it operated the Property directly and to assure Associates' continued ability to meet its monthly obligations and make its monthly distributions to the Participants. Of the total recent investment in the Original Lessee
	 by its partners of $1,300,000 during this period, Mr. Malkin would
	 have been obliged to invest 5% and his wife 2.5%, or an aggregate  |
	 of $97,500, had he not assumed the additional partnership interests. Instead, by acquiring an additional 40% of the partnership interests
	 in the Original Lessee, Mr. Malkin invested an additional
	 $430,000.  At the end of 1995, Mr. Malkin assumed interests        |
	 aggregating an additional 6.25% and now owns in the Original       |
	 Lessee 51.25% individually, in addition to the 2.5% owned by his      |
	 wife.

		   The Agents have been advised that, if the Sale Program is approved by the Participants, the New Lessee intends to pay Basic Rent until the sale is consummated. There is no expectation that there will be Additional Rent payable in the near future.

		   Attached are audited balance sheets of Associates as of December 31, 1995 and December 31, 1994, and the related statements of income, partners' capital deficit and cash flows for each of the three years in the period ended December 31, 1995, and a Schedule of Real Estate and Accumulated Depreciation as of December 31, 1995. Also attached is a table showing selected financial data for the five most recent, completed fiscal years of Associates ("Financial Statements"). In addition, unaudited condensed balance sheets as of March 31, 1996 and December 31, 1995 and the related condensed statements of income and cash flows for each of the periods ended March 31, 1996 and March 31, 1995 are also enclosed ("Quarterly Financial Statements"). See Section VI. - Management's Discussion and Analysis of Financial Condition and Results of Operations.

		   Jacobs Evall & Blumenfeld LLP ("JEB") has for more than ten years served as Associates' independent certified public accountants in connection with Securities and Exchange Commission ("SEC") filings only. JEB provides no services to Associates other than such








	 services in connection with SEC filings, which include the examination of financial statements and consultations relating to professional and regulatory accounting matters.

	 II.  Sale Program

	           A.   Grant of Discretionary Authorization
									    |
			to the Agents; Rationale for the Sale Program          |

	           The Agents seek discretionary authority from the
	 Participants to implement the Sale Program, including sale of the  |
	 Property, forbearance in favor of the New Lessee so long as it        |
	 complies with its lease obligations other than the obligation to pay | Real Estate Taxes and arranges the forbearance of the Fee Mortgagee, |
	 and allocation of the net sale proceeds as hereinafter described.     |
	 See Section II.B. - Recommendations.  The Agents will seek the best   |
	 price and terms but there is no minimum sale price, and the Property will be sold for an amount, and on other terms, as the Agents may determine. The approval of the New Lessee to the terms of sale, including the price, has been obtained and is conditioned only upon the approval of the Participants to the Sale Program outlined in this Statement. The Agents will act by unanimous agreement among themselves in determining the price and other terms of sale.

		   Over the last two years, the remaining partners in the Original Lessee contributed substantial capital in an attempt to reverse the Property's lack of profitability and to preserve the leasehold so as to insulate Associates from third party liability that might result if Associates operated the Property. Other partners in the Original Lessee who were unable or unwilling to provide their shares of the additional investment transferred their interests in the Original Lessee to Peter L. Malkin, who invested all the funds representing his original interest in the Original Lease and the interests more recently acquired. See Section IV. - Supervisory Services; Potential Conflicts of Interest.

		   Despite the costly effort by the Original Lessee to turn the Property around, operating losses have continued.

		   As the Agents are aware based on information distributed from time to time by the Fashion Center Business Improvement District (of which Mr. Malkin is a director) and the Real Estate Board of New York (of which Mr. Malkin is a member of the Board of Governors), and from other information available generally, the space needs of the garment industry in Manhattan have changed dramatically since Associates acquired the Property in 1957. The design of 498 Seventh Avenue features very large, deep floors. Large showrooms and manufacturing space, once the hallmark of garment firms operating in New York City and for which the building is well-suited, generally are no longer required. Many U.S. garment manufacturers failed in the face of foreign competition, and others moved operations to lower cost locations. Fashion firms which remain in Manhattan typically








	 maintain only small showrooms and limited offices in the City. Because of the large size and deep dimensions of its floors, adapting 498 Seventh Avenue to these new market conditions will require a very expensive conversion of space to use for smaller showrooms or, as an alternative, general offices.

		   The Property's occupancy has declined as the garment industry has contracted, and the Property's operating cash flow during the last several years has not been sufficient to fund the major renovations needed to be competitive in the market. Even with substantial investment recently made by the Original Lessee for new showrooms, entrance/facade, safety and security systems, elevator cabs and lobbies, and handicap access features, the building is now approximately 50% vacant.

	           Without materially reconfiguring the internal space in the building to reflect these changes in the garment industry or for an alternative use, the Agents believe it is likely that the Property
	 will operate at increasing deficits.  To redesign the building and
	 thus make the Property competitive, additional, significant capital infusions would be required. Additional capital investment by the Participants cannot be compelled and would be inconvenient or impossible for many Participants. The risks of investing substantial new capital and of determining which use would be profitable are not alternatives that the Agents recommend to the Participants. See |
	 Section IV.C. - Consideration of Alternatives.  The Agents believe    |
	 that implementation of the Sale Program is the best way for the       |
	 Participants to maximize the value of their remaining investment | without the need for additional funds, which could only hope to be |
	 recouped over the long term.  See Section VI. - Management's          |
	 Discussion and Analysis of Financial Condition and Results of         |
	 Operation.                                                            |

	                                                                    |
		   B.   Recommendations

		   Based on the foregoing review of the current situation at   |
	 the Property -- See Section I.D. - Competition; Section I.E. -        |
	 Financial Information; and Section II.A. - Grant of Discretionary | Authorization to the Agents; Rationale for the Sale Program -- and | the assessment of various alternatives by the Agents -- See Section | II.C. - Consideration of Alternatives -- the Agents recommend that | the Participants approve the Sale Program. The Participants are | reminded that, if the Sale Program is approved, a portion of the net | sale proceeds to be distributed to the New Lessee will be shared by | one of the Agents for the Participants, Peter L. Malkin, as an owner |
	 of shares in the New Lessee, his wife and other members of his        |
	 family. See Section IV. - Supervisory Services; Potential Conflicts | of Interest. The Agents also recommend the liquidation of Associates | once the sale is consummated, net sale proceeds paid to Associates | are distributed to the Participants and Associates' affairs are wound |
	 up.  Approval by the Participants of the Sale Program and the         |









	 subsequent liquidation of Associates will empower the Agents with     |
	 discretionary authority to implement the Sale Program and to          |
	 liquidate Associates thereafter.                                      |

	           If the Sale Program is not approved by the Participants - | see Section VII. - Terms of Solicitations of Consents - then the | Agents will consider whether to exercise rights and remedies under | the Operating Lease, or take such other actions or make such other | recommendations to the Participants, as then seem appropriate. Since | the solicitation of consents will likely extend until close to the | end of 1996, the Agents will also have to consider at that time how |
	 to deal with the then pending obligation to pay Real Estate           |
	 Taxes                                                                 |

		   1.   Sale

		   An original Participant who initially invested $10,000 in 1957 received aggregate cash distributions of $59,443 through December 31, 1995 (including $5,000 of mortgage proceeds returned in the first year of the investment). The Participants in Associates have enjoyed a very successful venture for the last 39 years. The Agents now recommend that it be concluded for the reasons outlined in this Statement and that a sale of the Property on the terms of this Statement be authorized.

		   The Agents do not believe that it is beneficial to set a minimum price for the sale of the Property. The setting of a minimum price may tend to inhibit buyers from bidding aggressively. The Agents believe that not setting a minimum or target price, coupled with a thorough marketing effort, should likely yield the best possible result in a reasonable time. To assure an effective marketing campaign and so as not to lose momentum pending approval of the Sale Program pursuant to this Statement, the Agents and the New Lessee have engaged Cushman & Wakefield Inc. ("C&W") to prepare marketing materials for the possible sale of the Property. C&W will also distribute the marketing materials and will assist in the preparation of ads for placement in appropriate newspapers and other periodicals and journals. All of the marketing materials, distribution lists, ads and any other marketing activities to be proposed by C&W are subject to prior review and approval by the Agents on behalf of Associates and the officers of the New Lessee.

		   In consideration of its services as marketing representative, C&W will receive a fee of $100,000 plus disbursements. This fee will be an expense of sale. A portion of the fee has been advanced by the New Lessee, and any additional amounts owing to C&W for their work prior to the sale will also be advanced by the New Lessee.

		   C&W is not a broker on behalf of Associates or the New Lessee. All marketing materials regarding the sale will indicate that neither Associates nor the New Lessee will agree to pay or be









	 liable for any brokerage commission in connection with the sale, and that any purchaser must make independent arrangements to compensate brokers acting on behalf of the purchaser.

		   2.   Forbearance to the New Lessee

	           While the Property is being marketed for sale, the Agents recommend that the New Lessee be permitted to continue operating the Property. See Section II.C. - Consideration of Alternatives. To induce Associates to forbear from exercising its right to terminate the Operating Lease based on the failure by the New Lessee to pay the 1/1/96 Real Estate Taxes and the 7/1/96 Real Estate Taxes, the New | Lessee will continue to perform all of its obligations under the Operating Lease other than paying Real Estate Taxes and, as described below, has arranged for payment of the 1/1/96, 7/1/96 and certain | future Real Estate Taxes. Monthly payments of Basic Rent will continue, enabling Associates to make required mortgage payments to the Fee Mortgagee, pay supervisory costs and make monthly distributions to the Participants.

	           The shareholders of the New Lessee (or their designees)
	 have borrowed from the Fee Mortgagee an amount equal to the 1/1/96
	 Real Estate Taxes and interest thereon. This borrowing was used to fund a protective advance under the Fee Mortgage to pay the 1/1/96
	 Real Estate Taxes and interest thereon to the date of payment.  The   |
	 shareholders of the New Lessee (or their designees) have also         |
	 borrowed from the Fee Mortgagee an amount equal to the 7/1/96 Real    |
	 Estate Taxes.  This borrowing was used to fund a protective advance   |
	 under the Fee Mortgage to pay the 7/1/96 Real Estate Taxes.  As a     |
	 result, the borrowers acquired subordinate participating           |
	 interests in the Fee Mortgage in the amount of the loan used to    |
	 fund the protective advances.  A similar arrangement will be used  |
	 to fund the Real Estate Taxes due January 1, 1997, if the       |
	 Property has not been sold by that date, so long as the Operating | Lease has not been terminated. The New Lessee will pay the interest which accrues under the Fee Mortgage on each protective advance.

	           As a result of these arrangements regarding the 1/1/96 Real
	 Estate Taxes and the 7/1/96 Real Estate Taxes and so long as future   |
	 protective advances are similarly funded to pay Real Estate Taxes, the Fee Mortgagee will forbear from exercising rights and remedies under the Fee Mortgage based on the failure to pay Real Estate Taxes. If the Participants reject the Sale Program (which includes forbearance by Associates under the Operating Lease in favor of the New Lessee), the shareholders of the New Lessee (or their designees) will not continue the arrangement with the Fee Mortgagee for the payment of future Real Estate Taxes, and the Agents may not be able to arrange for an alternative method for funding future Real Estate Taxes. If future Real Estate Taxes are unpaid, the Fee Mortgagee will then likely elect to commence a foreclosure proceeding against the Property. In that event, the Agents believe that the Property would be viewed by potential buyers as a distressed situation, which








	 could significantly lower the potential sale price. If Real Estate Taxes are unpaid, the City of New York could ultimately acquire title to the Property, but the process is slow and can take years to complete. There is also a redemption period after title is acquired by the City.

	           If the Sale Program is not approved by the Participants,    |
	 the Agents will then determine whether to exercise rights and         |
	 remedies under the Operating Lease, or what other actions to          |
	 consider. The Agents will also have to consider at that time how to | deal with the then-impending obligation to pay Real Estate Taxes and |
	 the default under the Fee Mortgage that would result from non-        |
	 payment.                                                              |

		   3.   Distribution of Sale Proceeds

		   The determination of the proper allocation of net sale proceeds between Associates, as fee owner, and the lessee of the Property depends upon the respective values of their interests in the Property. To assure an appropriate allocation, opinions were sought from two prominent, independent real estate appraisal concerns, Brown Harris Stevens Appraisal and Consulting, LLC ("Brown Harris") and Edward S. Gordon, Inc. ("ESG"). These firms were selected, by the Agents in consultation with representatives of the New Lessee other than Mr. Malkin, because of their stature and because they were independent of both the Agents and the New Lessee. The two firms then consulted and reached a consensus which is embodied in a report (the "Consensus Report") addressed to Associates, the New Lessee and WM&B.

	           The proposed allocation of sale proceeds between the fee
	 and leasehold interests was based primarily upon (a) assumptions of potential sales prices, (b) the determination of the projected net income required to justify the assumed sales prices, reflecting as
	 well appropriate capitalization rates and capital costs, and (c) the apportioning of the Property's total estimated income between the fee interest and the leasehold in accordance with the Operating Lease.
	 The only special instruction provided to the two consulting firms in seeking their consensus was that they assume that the Property would
	 be sold as a unified whole rather than as separate interests. Their methodology required that they assume a minimum sales price of
	 $20,000,000 for the Property.  In reaching their conclusions, they    |
	 determined that, of the three conventional approaches to value -      |
	 Cost, Sales Comparison and Income Capitalization - only the Income    |
	 Capitalization approach applied.  They felt that this approach was    |
	 the appropriate one because, in their experience, it is methodology   |
	 most often used by investors for this type of property.  The          |
	 Consensus Report is available for inspection and copying at the offices of WM&B (on behalf of Associates), 60 East 42nd Street, New York, New York, during regular business hours by any Participant or his representative who has been so designated in writing.
	 Appointments to inspect and copy the Consensus Report may be made by contacting Stanley Katzman, Esq., at (212) 687-8700.








		   The formula in the Consensus Report allocates sale proceeds, after closing expenses, between Associates and the lessee as follows:

	      Amount of Sale Proceeds       Percentage     Percentage
	       after Expenses of Sale       to Lessee      to Associates

	      Up to first $25,000,000
	      of sale proceeds                 20%            80%

	      Next $5,000,000 of sales         25%            75%
	      proceeds ($25,000,001
	      to $30,000,000)

	      Next $10,000,000 of sales        30%            70%
	      proceeds ($30,000,001
	      to $40,000,000)

	      Next $10,000,000 of sales        35%            65%
	      proceeds ($40,000,001
	      to $50,000,000)

	      Sale proceeds in                 40%            60%
	      Excess of $50,000,000

	           The Agents propose a slightly different allocation formula than that set forth in the Consensus Report. The Agents believe the differences benefit Associates (except with respect to the unusual | case described in the last paragraph of this Section II.B.3., as to |
	 which the result for Associates is no worse than the Consensus        |
	 Formula). As described in the next paragraph, the Agents accord | priorities to certain items, which consist of obligations of or payments to Associates, and then follow the Consensus Report formula
	 as to the balance of sale proceeds.  The New Lessee has agreed to
	 this application of sale proceeds.  The Agents recommend this         |
	 allocation formula in place of the formula recommended in the         |
	 Consensus Report because, under the Agent's formula, the repayment to | Associates of the Participants' remaining original investment is | accorded priority. The Consensus Report merely allocated net sale | proceeds between the leasehold and fee interests without distinction. | Except for the special case described in the last paragraph of this |
	 Section II.B.3. (as to which the Agent's formula and the formula in | the Consensus Report are essentially equivalent), the Agent's formula | will always result in a higher allocation to the Participants than |
	 would result under the formula in the Consensus Report.               |

		   The Agents propose the allocation of net sale proceeds (after expenses) as follows:

		   First Priority: To pay the principal balance of the Fee Mortgage, interest thereon for the month in which the










		   closing occurs and the principal amount of the protective
		   advances for Real Estate Taxes made under the Fee        |
		   Mortgage.

		   Second Priority: To return to the Participants the sum of $5,250,000, representing the remaining balance of the original cash investment in Associates.

		   Third Priority: To distribute 80% to Associates and 20% to the New Lessee an amount of sale proceeds equal to the lesser of (a) the remaining unapplied balance of sale proceeds and (b) the remainder of the first $25,000,000 of sale proceeds after deducting the amounts of sale proceeds applied as First Priority and Second Priority above.

		   Fourth Priority: To distribute the balance of the sale proceeds in excess of $25,000,000 (if any) in accordance with the Consensus Report, as follows:

					     Percentage     Percentage
	      Amount of Sale Proceeds       to New Lessee  to Associates

	      The first $5,000,000 of net        25%            75%
	      sale proceeds above $25,000,000
	      (i.e., sale proceeds in excess
	      of $25,000,000 and up to
	      $30,000,000)

	      Next $10,000,000 of net sales      30%            70%
	      proceeds (i.e., sale proceeds
	      in excess of $30,000,000 and
	      up to $40,000,000)

	      Next $10,000,000 of net sales      35%            65%
	      proceeds (i.e., sale proceeds
	      in excess of $40,000,000 and
	      up to $50,000,000)


	      Sale Proceeds in excess            40%            60%
	      of $50,000,000

	 The allocations within the Fourth Priority are referred to as the "Fourth Priority Allocations."

	           The following chart shows four examples of the distribution of sale proceeds between Associates and the New Lessee using the Agents' proposed allocation formula. The assumed net sale proceeds, after expenses, are shown at the top of each column. These examples also assume that (i) the fee mortgage balance, together with accrued interest from the beginning of the month in which the closing occurs
	 until the date of closing, is $3,000,000 (ii) the amount of each of   |
	 the two protective advances for Real Estate Taxes was           |








	 $1,000,000, and (iii) no additional protective advance was      |
	 made. The actual amounts of these various items will depend on the actual date of sale and whether additional protective advances will be made.


    Net sale proceeds       $20,000,000  $30,000,000  $40,000,000  $50,000,000
			    -----------  -----------  -----------  -----------
    Allocation:

    First Priority:
    Mortgage, protective
    advances                $ 5,000,000  $ 5,000,000  $ 5,000,000  $ 5,000,000
			    -----------  -----------  -----------  -----------

    Associates:
      Second Priority       $ 5,250,000  $ 5,250,000  $ 5,250,000  $ 5,250,000
      Third Priority          7,800,000   11,800,000   11,800,000   11,800,000
      Fourth Priority               -0-    3,750,000   10,750,000   17,250,000
			    -----------  -----------  -----------  -----------
			    $13,050,000  $20,800,000  $27,800,000  $34,300,000
			    -----------  -----------  -----------  -----------

    New Lessee:
      Second Priority       $       -0-  $      -0-   $       -0-  $       -0-
      Third Priority          1,950,000    2,950,000    2,950,000    2,950,000
      Fourth Priority               -0-    1,250,000    4,250,000    7,750,000
			    -----------  -----------  -----------  -----------
			    $ 1,950,000  $ 4,200,000  $ 7,200,000  $10,700,000
			    -----------  -----------  -----------  -----------
    Distribution to each
    participant in
    Associates holding an
    original $10,000 unit
    (as reduced to
    $5,000):                $12,428.57   $19,809.52   $26,476.19   $32,666.67




									    |
	 There can be no assurance that the sale results described in these    |
	 examples will be achieved.  The Agents note that, as the likely       |
	 availability of the Property for sale has become known to real estate | brokers, the Agents have heard informally indications of interest | from brokers on behalf of their clients which would likely result in | a sale of the Property in relatively short order (45-90 days from | approval of the Sale Program by the Participants), with a result | likely to yield to the Participants from net sale proceeds a return |
	 of a multiple of their remaining original investment.                 |

	           Although shareholders of the New Lessee (or their           |
	 designees) have arranged for the funding of protective advances under |








	 the Fee Mortgage to pay to the City of New York the 1/1/96 Real       |
	 Estate Taxes (and interest thereon) and the 7/1/96 Real Estate Taxes, | as between the New Lessee and Associates the New Lessee should be | responsible for the payment of those Real Estate Taxes. The formula | in the Consensus Report allocated the first $25,000,000 of net sale | proceeds 20% to the New Lessee and 80% to Associates. Thus, so long | as the amount of the net sale proceeds applied to the protective | advances (after taking account of closing adjustments for Real Estate | Taxes with the buyer) is less than 20% of the aggregate of net sales |
	 proceeds applied to repay the Fee Mortgage debt including the         |
	 protective advances (the Agent's First Priority distribution) and to | the return to the Participants of their remaining $5,250,000 original | investment balance (the Agent's Second Priority distribution), the |
	 Agent's recommended formula benefits Associates.  Because the         |
	 principal of the Fee Mortgage (but not the amount of the protective | advances) is reduced each month and because there may be the need for | a third protective advance if the Property sale is not closed before |
	 year end 1996 (or shortly thereafter), it is possible (but not        |
	 likely) that the amount of net sale proceeds to be applied to the | protective advances could exceed 20% of the aggregate of net sale | proceeds applied to the Agent's proposed First Priority and Second | Priority allocations. The New Lessee has agreed to pay to the Fee | Mortgagee from sale proceeds otherwise allocable to the New Lessee | the amount (if any) by which the amount of the protective advances | (as reduced through closing adjustments for Real Estate Taxes with | the buyer) exceeds 20% of the aggregate of net sale proceeds to be | applied to the Agent's proposed First Priority and Second Priority | allocations. As a result, the allocation formula proposed by the | Agents can never result in a less favorable allocation to Associates | than the formula proposed in the Consensus Report, and likely will |
	 yield a more favorable result.                                        |

		   4.   Liquidation

	           The Agents recommend that, once the Property is sold, the
	 net sale proceeds paid to Associates are distributed to the Participants and Associates' business affairs are wound up (which
	 would occur promptly thereafter), Associates should be liquidated. Associates' only business authorized by its partnership agreement, | the ownership of the fee interest in the Property subject to the
	 Operating Lease, will have ended and there would be no reason to   |
	 continue Associates' existence. If Associates were not liquidated at | that point, it would continue to incur expenses for such items as | accounting reports and SEC filings but would have no income to pay |
	 those costs.                                                          |

		   C.   Consideration of Alternatives

		   The Agents considered various alternatives to the Sale Program described in this Statement: (a) direct operation of the Property by Associates; (b) creation of a controlled affiliate of










	 Associates to operate the Property; and (c) Property redevelopment by Associates. Each has been rejected by the Agents in favor of the Sale Program.

		   The initial alternative for Associates, once the New Lessee had defaulted in its obligation to pay the 1/1/96 Real Estate Taxes, was to seek to terminate the Operating Lease and take direct control of operations at the Property. A related alternative was to create a controlled entity affiliated with Associates to operate the Property once the Operating Lease had been terminated. The Agents rejected these alternatives. The Agents were concerned that the Participants retain insulation from operating liability to the maximum extent feasible. Accordingly, direct operation of the Property by Associates was unacceptable. The use of an entity affiliated with Associates may be subject to question in this regard as well. In either event, the Agents would have been compelled to suspend monthly distributions to the Participants to provide an operating reserve, a step not required so long as the Operating Lease continues in effect.

		   Another reason for rejecting either direct operation by Associates or use of a controlled, affiliated entity was the administrative difficulties that would ensue if Associates were to be involved in day-to-day operation of the Property. Because it was intended from inception that Associates would hold a passive investment, Associates was not organized in a manner which would facilitate ease of management or decision-making for the Property.
	 To thus reorganize Associates would be subject to unanimous approval of the Participants, and it is not clear whether the Participation Purchase Arrangement -- see Section VII. - Terms of Solicitations of Consents -- would be applicable.

		   Even if Associates, or an affiliate, had taken control of Property operations, the prospects for the Property were not considered by the Agents to be beneficial to the Participants. Substantial capital infusions would be required to make the Property more competitive. See Section I.E. - Financial Information. The concerns of the Agents reflected the continuing downward trend of occupancy and space needs in the garment industry, especially for buildings which had not been modernized. See Section I.D. - Competition.

		   The alternative to operating the Property in its current condition -- substantial redevelopment -- would require significant capital investment, either through capital calls upon the Participants or the finding of alternative funding sources. The Agents could not envision that the requisite percentage of the Participants would be amenable to investing significant additional capital beyond their initial investment in a new, speculative venture when the Participants had initially invested with the intention of passive receipt of distributions from property operations conducted by others. As the Agents had had difficulty in refinancing the










	 modest mortgage which fell due in 1992, the Agents believed it unlikely that significant capital could be found from alternative sources on acceptable terms.

		   The Agents also believed that, with deteriorating Property operations and with little prospect for new capital, and in the face of the default under the Fee Mortgage by reason of the failure to pay the 1/1/96 Real Estate Taxes, Associates risked a foreclosure of the existing Fee Mortgage and loss of its entire investment. The fact that the shareholders of the New Lessee (or their designees) were able to forestall that result was another important factor in the assessment made by the Agents in reaching their recommendation of the Sale Program.

	           The Agents thus concluded that the Sale Program was in the present circumstances the best alternative to realize the optimum result for the Participants. See Section II.B. - Provisions of the Operating Lease. The Agents recognize that there are costs to the Participants attendant on this alternative, including the sharing of
	 net sale proceeds with the New Lessee.  See Section II.B.3. -         |
	 Distribution of Sale Proceeds - and Section IV.C. - Certain Ownership | of Interests in the New Lessee. Nevertheless the Agents concluded | that the Sale Program was a preferred alternative to any of those discussed above in the face of the perceived expectations of the Participants and risks related to any of the other alternatives.

	           The Agents considered alternative programs for the Property during mid to late 1995 as the Agents became aware that operating results of the Original Lessee were continuing to weaken. See
	 Section I.E. - Financial Information. During this period, however, there were no defaults under the Operating Lease so that there was no formal step which could have been taken by Associates under the Operating Lease to implement any of the alternatives then being formulated by the Agents. As part of the deliberations in late 1995, the Agents engaged Brown, Harris to begin its consideration of the | allocation of sale proceeds between Associates, as fee owner, and its lessee. This action was initiated prior to the occurrence of a default under the Operating Lease to ascertain whether a sale of the Property by Associates together with the Original Lessee, one of the alternatives then under informal consideration by the Agents, would be beneficial to Associates.

	           The Agents were aware that major decisions among the partners in the Original Lessee required an affirmative vote of 75% in interest of the partnership interests in the Original Lessee. Thus, when the Partners in the Original Lessee contributed funds in 1994 and 1995 to cover operating losses, more than 75% in interest of the partners agreed to make the contributions in their respective percentage interests in the Original Lessee after Peter Malkin purchased and assumed the interests of those partners who initially declined to participate in funding their shares. See Section I.E. - Financial Information. In late fall 1995, Peter Malkin was advised by representatives of certain other remaining partners in the








	 Original Lessee owning in excess of 25% of the partnership interests that those partners were considering voting their interests in the Original Lessee to terminate the Operating Lease in accordance with
	 the provisions thereof permitting the lessee thereunder to terminate the Operating Lease on sixty (60) days notice. Mr. Malkin so advised the other Agents of Associates. The Agents recognized that these partners in the Original Lessee could not themselves cause the
	 Original Lessee to terminate the Operating Lease as they did not control the required 75% in interest of partnership interests to approve such an action. The Agents also recognized, however, the
	 risks to Associates if the Operating Lease were terminated and the 1/1/96 Real Estate Taxes were unpaid -- a default would occur under
	 the Fee Mortgage and Associates would not be in a position to cure
	 the default.  Accordingly, Mr. Malkin on behalf of the Agents
	 contacted the Fee Mortgagee and proposed the arrangements whereby partners in the Original Lessee would guarantee the proposed
	 protective advance under the Fee Mortgage to pay the 1/1/96 Real
	 Estate Taxes, the Fee Mortgagee would forebear from declaring a
	 default and Associates would similarly forbear from declaring a
	 default under the Operating Lease based solely on the failure to   |
	 pay the 1/1/96 Real Estate Taxes and the 7/1/96 Real Estate Taxes so | long as other obligations under the Operating Lease were timely performed.

	           Subsequent discussions of these proposals among Mr. Malkin and representatives of these other partners in the Original Lessee yielded the Sale Program described in this Statement: (a)
	 forbearance under the Fee Mortgage so long as protective advances
	 were arranged to pay the Real Estate Taxes; (b) forbearance under the Operating Lease so long as (i) arrangements were made to cause the
	 Fee Mortgagee to forbear and (ii) other obligations under the
	 Operating Lease were timely performed; and (c) a sale of the Property
	 in cooperation with the lessee, with the proceeds to be         |
	 allocated between the lessee and Associates based on the formula recommended by the Agents in this Statement. See Section II.B.3. - |
	 Distribution of Sale Proceeds.  In essence, the Agents and these      |
	 other partners viewed the Sale Program as a package arrangement. It | was not until the very last days of December 1995 that these partners in the Original Lessee agreed to these proposals and also agreed that the interest of the Original Lessee in the Operating Lease should be assigned to the New Lessee so that they could not be personally
	 called upon pursuant to the Operating Lease to fund Real Estate    |
	 Taxes if they agreed to guaranty the protective advances to be made by the Fee Mortgagee. The actual structure for the protective advances was ultimately dictated by the Fee Mortgagee, but in all essential respects comports with the initial proposals comprising the basis for the Sale Program.

		   III.  Certain Tax Consequences of the Sale Program and
	 Liquidation

		   When the Property is sold, an original Participant will report long-term capital gain in an amount equal to the sum of (a)








	 the sale proceeds received by such Participant and (b) the negative book value of such Participant's participation as of the date of sale. As of December 31, 1995, the book value of each original $10,000 participation (subsequently reduced by the distribution of mortgage financing proceeds to $5,000) was a negative $410. The maximum federal income tax rate on long-term capital gains for individual investors is currently 28%.

		   Whether or not a Participant is a New York State resident, any gain resulting from sale of the Property will be subject to New York State income taxes. The gain also may be subject to taxation by the state in which a Participant resides. Most states will allow a credit for all or a portion of the tax paid to New York State. If the Participant is a New York City resident, the gain also will be subject to the New York City income tax.

		   There is no additional tax consequence to an original Participant resulting from the liquidation of Associates following the sale and the distribution to Participants of net sale proceeds paid to Associates. A non-original Participant will recognize additional gain or loss depending upon the tax basis of his or her interest in Associates on the date of acquisition.

	 IV.  Supervisory Services; Potential Conflicts of Interest

		   A.   Supervisory Services

		   No remuneration is paid by Associates to any of the Agents as such. Associates pays supervisory compensation to WM&B for legal, administrative and financial services. The legal and administrative services include acting as general counsel to Associates, maintaining its partnership records, performing physical inspections of the Property, reviewing insurance coverage and conducting annual partnership meetings. Financial services include monthly receipt of rent from the lessee, payment of monthly mortgage obligations, payment of monthly and additional distributions to the Participants, payment of all other disbursements, confirmation of the payment of real estate taxes, review of financial statements submitted to Associates by the lessee and financial statements audited by and tax information prepared by Associates' independent certified public accountants, and distribution of such materials to the Participants. WM&B also prepares quarterly, annual and other periodic filings with the Securities and Exchange Commission and applicable state authorities. The Agents are members of WM&B.

		   The payment by Associates to WM&B is $42,500 per annum plus Additional Supervisory Compensation equal to the sum of (i) the first $37,500 of Additional Rent received by Associates in any lease year and (ii) 10% of all amounts available for distribution to the Participants in any year in excess of the amount representing an aggregate return at the rate of 18% per annum (including monthly










	 distributions from Basic Rent) on the remaining original cash investment. Associates paid WM&B $42,500 during each of the fiscal years ended December 31, 1994 and December 31, 1995.

		   WM&B represents Associates and formerly represented the Original Lessee. WM&B does not represent the New Lessee generally but will represent the New Lessee in connection with a sale of the Property and in certain leasing and other matters pending the sale.

		   B.   Certain Ownership of Participants

		   As of January 2, 1996, the Agents beneficially owned, directly or indirectly, the following Participations (expressed as remaining cash investment):


			     Name & Address         Amount of
			     of Beneficial          Beneficial    Percent
	 Title of Class          Owners             Ownership     of Class

	 Participations       Peter L. Malkin       $ 47,500       .9048%
	 in Partnership       21 Bobolink Lane
	 Interests            Greenwich, CT  06830

			      Stanley Katzman        $ 2,500       .0476%
			      75-18 193rd Street
			      Flushing, NY 11366

			      John L. Loehr          $ 5,000       .0952%
			      286 Alpine Circle
			      River Vale, NJ 07675

		   At such date, Peter L. Malkin owned of record as trustee, but not beneficially, a $5,000 Participation and his wife owned $16,250 of Participations. Mr. Malkin disclaims any beneficial ownership of such Participations.

		   Other members of WM&B, their wives and minor children, or trusts and estates in which they have beneficial interests, own an aggregate of $15,625 of participations, or approximately .2976% of the outstanding participations. An affiliate of WM&B, Agency Holdings Associates, owns an aggregate of $5,000 of participations, or approximately .0952% of the outstanding participations.

		   C.   Certain Ownership of Interests in the New Lessee    |

	    []                                                                 |
		   Peter L. Malkin and Isabel W. Malkin own, respectively, 51.25% and 2.5% of the issued and outstanding shares of the New
	 Lessee. A substantial portion of the shares owned by Peter L. Malkin | are held by him for the benefit of members of his family, but he | retains voting control. Harry B. Helmsley owns 36.25% of the issued |
	 and outstanding shares of the New Lessee, and adult children of       |








	 Helmsley Spear, Inc. executives own 10% of the issued and outstanding shares of the New Lessee. All major actions by the New Lessee, such as its agreement to the allocation of sale proceeds from the sale of the Property recommended by the Agents (see Section II.B.3. - Distribution of Sale Proceeds), require an affirmative vote of 75% of the shares of the New Lessee.

		   D.   Potential Conflicts of Interest

		   The Agents will only share in the proceeds of sale of the Property received by Associates to the extent that they beneficially hold participations in Associates. The Agents thus receive no extra or special benefit for their service as such. Each Agent, as a member in WM&B, will share in fees received by that firm for its service to Associates as counsel in connection with the sale. Neither the Agents, as such, nor WM&B will share in the proceeds of a sale.

	           The sale proceeds from the Property will be distributed as described above (see Section II.B.3. - Distribution of Sale
	 Proceeds), based on the priorities accorded by the Agents for the benefit of Associates and then based upon the Consensus Formula
	 reached by Brown, Harris and ESG. If Associates terminated the Operating Lease and operated the Property itself, it would not be obligated to pay the New Lessee any portion of the sale proceeds. However, the Agents believe it is in the interest of Associates that the New Lessee continue to operate the Property under the Operating Lease. See Section II - Sale Program. Based on their ownership
	 interest in New Lessee, Mr. Malkin and his wife and, beneficially     |
	 through Mr. Malkin, other members of his family will receive 53.75%   |
	 of any net sale proceeds received by the New Lessee.  Mr. Malkin will
	 also share some of those proceeds with some of the partners in the    |
	 Original Lessee from whom he assumed interests. His arrangements with them allow him first to recoup any additional investment he made since his assumption of their interests, together with interest on such amounts. He then shares additional amounts, if any, in varying percentages. It will not be clear until the sale is concluded whether he will receive any amount or will share any proceeds with any of them.

		   The Agents for the Participants, WM&B and Helmsley-Spear, Inc., have received from the shareholders of the New Lessee (or their designees) indemnities (in proportion to share ownership in the New Lessee) to assure that, if the allocation of sale proceeds described herein is challenged, the shareholders of the New Lessee (or their designees) will bear the costs and result of that challenge. These indemnities simply hold those parties harmless in connection with the Sale Program.

		   Both Brown Harris and ESG are independent and not affiliated with any party to the proposed Sale Program or this investment. Each has received from Associates and the New Lessee










	 indemnities regarding challenges to the allocation formula for sale proceeds recommended by those firms. No other independent party has reviewed the transactions described herein.

		   C&W is independent and not affiliated with any party to the proposed Sale Program or this investment.

	 V.   Fees and Expenses

		   All fees and expenses relating to development of the recommended program and the solicitation of Consents hereunder and the fees of Brown Harris, ESG and C&W will be treated as expenses of sale and paid from funds derived from the sale of the Property. If the Sale Program is not approved, fees and expenses of C&W will be paid by the New Lessee and the other costs described above will be paid from rents paid to Associates under the Operating Lease.

		   Pursuant to a Tunnel Agreement, dated May 1, 1957, between the Property and the property across 37th Street known as 500 Seventh Avenue, a tunnel for utilities was constructed under 37th Street.
	 The only service to the Property which is supplied through the tunnel consists of the sprinkler pump for both the Property and 500 Seventh Avenue which is located in 500 Seventh Avenue. A new owner of the Property must be acceptable to the City of New York and must assume the obligations under this agreement or the tunnel must be closed. The costs of closing the tunnel, if required, would be an expense of the sale but the amount thereof cannot now be estimated as the cost will be based on the extent of the work required by the City at the time. The Agents are advised by engineers for the managing agent for the Property that the cost of providing a sprinkler pump for the Property if the tunnel is closed would be approximately $100,000.

	 VI. Management's Discussion and Analysis of Financial Condition and Results of Operation

	           Associates was organized solely for the purposes of
	 acquiring the Property subject to the Operating Lease. Associates is required to pay from Basic Rent the Fee Mortgage charges and the
	 basic payment for supervisory services and disbursements, and dis-tributes the balance to the Participants. Additional Rent, reduced
	 by Additional Supervisory Compensation to WM&B, is distributed to the Participants. Because pursuant to the Operating Lease the lessee assumes sole responsibility for the condition, operation, repair, maintenance and management of the Property, so long as the Operating Lease continues Associates does not, and need not, maintain reserves
	 to defray operating expenses of the Property or professional fees.
	 See Section II.C. - Consideration of Alternatives.  In fact, if       |
	 Associates accumulated cash reserves by withholding or reducing       |
	 distributions to the Participants from Basic Rent or Additional Rent, |
	 the Participants would suffer adverse tax consequences because the    |
	 amounts held back by Associates would nevertheless be taxable to the  |
	 Participants.                                                         |









		   During the twelve months ended December 31, 1995, and in the first three months of 1996, Associates made regular monthly distributions of $48.58 for each original $10,000, (as reduced to $5,000) participation (or $582.96 per annum for each remaining original $10,000 participation as reduced). Because no Additional Rent was paid to Associates for the lease year ended April 30, 1995, there was no additional distribution in 1995. See Section I.E. - Financial Information.

	           Distributions by Associates depend solely on the payment by the New Lessee of Basic Rent and Additional Rent in accordance with
	 the terms of the Operating Lease. Associates expects to make the monthly distributions so long as it receives the payments of Basic
	 Rent under the Operating Lease. Because no Additional Rent will be paid for the lease year ended April 30, 1996, Associates will not
	 make any Additional Distribution in 1996. See Notes 4, 7 and 8 to Financial Statements. Annually, on or about June 30 of each year,
	 the Agents distribute to the Participants information regarding the lessee's results of operations for the lease year ended April 30 and
	 a calculation of any Additional Rent due for the lease year then expired. The information for the lease year ended April 30, 1996
	 should be distributed on or about July 31, 1996.  Those annual     |
	 operating statements from the lessee of its income and expense are    |
	 reviewed by the outside accountants for the lessee and are prepared   |
	 substantially in accordance with the requirements of the Operating    |
	 Lease.                                                                |

		   Associates' results of operations are affected primarily by the amount of rent payable to it under the Operating Lease. The following summarizes the material factors affecting Associates' results of operations for the three preceding years, and for the first three months of 1996:

	      (a) Total income decreased for the year ended December 31, 1995 as compared with the year ended December 31, 1994. Such decrease is directly attributable to the reduction in dividend income earned on funds invested with Fidelity U.S. Treasury Income Portfolio in the year 1995. Total income decreased for the year ended December 31, 1994 as compared with the year ended December 31, 1993. Such decrease is mainly attributable to the fact that no Additional Rent was received by Associates in 1994. See Note 4 to the Financial Statements.

	      (b) Total expenses decreased for the year ended December 31, 1995 as compared with the year ended December 31, 1994. Such decrease was the net result of (i) a decrease in interest expense on the Fee Mortgage and (ii) an increase in amortization of mortgage refinancing costs. See Notes 2(c) and 3 to the Financial Statements. Total expenses decreased for the year ended December 31, 1994 as compared with the year ended December 31, 1993. Such decrease was









		   the net result of (x) a decrease in the additional payment for supervisory services payable in 1994, (y) an increase in interest expense on the Fee Mortgage and (z) an increase in the amortization of mortgage refinancing costs. See Notes 2(c), 3, 4 and 5 to the Financial Statements.

	      (c) Total income decreased for the three-month period ended March 31, 1996, as compared with the three-month period ended March 31, 1995. Such decrease resulted from a decrease in dividend income earned on funds invested with Fidelity U.S. Treasury Income Portfolio. Total expenses decreased for the three month period ended March 31, 1996, as compared with the three month period ended March 31, 1995. Such decrease resulted from a decrease in interest expense on the mortgage. See Note B to the Quarterly Financial Statements.

		   The following events and considerations, of which Associates is aware, have affected and will continue to affect Associates' operations and financial condition:

	           *  The Original Lessee operated the Property at a
		      substantial loss during the years ended December 31,
		      1995 and December 31, 1994.  In  1994 and 1995, the
		      Original Lessee made capital calls on its partners in
		      the aggregate amount of $1,300,000 to defray certain operating expenses and improvement costs at the
		      Property.  In addition, shareholders in the New Lessee
		      (or their designees) borrowed approximately $1,000,000
		      to fund the protective advance under the Fee Mortgage to
		      pay the 1/1/96 Real Estate Taxes and approximately       |
		      $1,000,000 to fund the protective advance under the Fee  |
		      Mortgage to pay the 7/1/96 Real Estate Taxes.            |

	              The downturn and changes in methods of operations in | the garment industry have had and will continue to have a major impact on the Property and its operations and profitability. Associates has been advised that the loss of tenants at the Property and the related reduction in operating income (or increase in operating losses) affecting the Property are primarily due to insolvencies affecting tenants in the garment business and reduced demand for space.

	           * The New Lessee has the right to abandon or assign its interest in the Operating Lease. See Section I.B. - Provisions of the Operating Lease. No assurance can be provided that the New Lessee will not exercise its right to terminate the Operating Lease in the future but, if
		      the New Lessee does so, it will lose its right to share
		      in net sale proceeds.  Similarly, although the Agents    |
		      have received no written assurances that the New Lessee  |
		      will not default in the timely performance of its        |








		      obligations under the Operating Lease (other than the | payment of Real Estate Taxes), a default by the New | Lessee would allow the Agents to seek to terminate the | Operating Lease, in which event the New Lessee would |
		      lose its right to share in net sale proceeds.            |
		      Accordingly, the Agents do not believe it likely that    |
		      the New Lessee will default if the Sale Program is       |
		      approved by the Participants. The Agents believe that, | if the Operating Lease is terminated for any reason, Associates will be able to sell the Property for an amount in excess of the Fee Mortgage, including any protective advances made thereunder, and future Real Estate Taxes.

			    Liquidity and Capital Resources

		   There has been no significant change in Associates' liquidity for the twelve-months period ended December 31, 1995, as compared with the twelve-months period ended December 31, 1994, or for the three month period ended March 31, 1996 as compared to the same period in 1995. If the Sale Program is not approved by the Participants, then, when the Fee Mortgage falls due in November, 1997, Associates would be required either to refinance the Fee Mortgage or raise new capital from the Participants to repay the balance then due. Whether the Fee Mortgage can then be refinanced is speculative but the Agents note the difficulty Associates faced in refinancing the Fee Mortgage when it last matured in 1992. See
	 Section II.C. - Consideration of Alternatives.

				       Inflation

		   Inflationary trends in the economy should have no material impact during the Sale Program.

	 VII.  Terms of Solicitations of Consents

		   Each Agent acts as agent for a group of Participants owning a one-third interest in Associates. Originally, each group of Participants owned $3,500,000 in interests of the original $10,500,000 investment in Associates. As a result of the $5,250,000 mortgage financing during the initial year of Associates' ownership of the Property, each group owns $1,750,000 in interests of the remaining $5,250,000 originally invested by the Participants. At December 31, 1995, no person held participations aggregating more than 5% of the total outstanding participations.

	           On December 31, 1995, there were 908 Participants holding participations in the three groups. Each Participant's voting percentage in his group is determined by a fraction, the numerator of which is the face amount of the participation owned and the denominator of which is the group's original $3,500,000 investment in Associates. There is no record date establishing the identity of the Participants entitled to vote for the Sale Program. Holders of








	 participations as of July 2, 1996 will be recognized as entitled | to vote. However, if any participation is transferred before the consent with respect to that Participation is given, the transferee will be entitled to vote. If consent to the Sale Program or the liquidation of Associates has been given prior to the transfer of a Participation, however, the transferee will be bound by the vote of the transferor. In addition, the Agents and their designees will be entitled to vote the participation of any non-consenting Participant whose interest is purchased by them under the Participation Purchase Arrangement (as defined in the following paragraph).

		   The consent of all Participants is required to authorize the Sale Program and to authorize liquidation. However, under the terms of the Participating Agreement between each Agent and his Participants, if Participants owning 90% of the outstanding participations in such Agent's group consent to the Sale Program and to liquidation, the Agent for that group or his designee has the right to purchase the interest of any Participant in that group who failed to consent (or, if the Participant is not an individual, has not furnished evidence of authority for giving such consent) within 10 days after the mailing by the Agent of a written request therefor, by certified or registered mail ("Participation Purchase Arrangement"). The purchase price is the greater of (i) the book value of such participation at the time of purchase, i.e., the original capital contribution of such Participant or such Participant's predecessor, less any repayment thereon to the date of purchase and (ii) $100. As of December 31, 1995, the book value of each original $10,000 participation (subsequently reduced by mortgage proceeds to $5,000) was a negative $410 (computed by dividing Associates' negative equity of $430,670 by the remaining cash investment of $5,250,000, and then multiplying the resulting amount by the remaining participation amount of $5,000). Accordingly, the purchase price would be $100 for each original $10,000 Participation.

		   If 90% or more of the Participants in an Agent's group consent to the Sale Program and liquidation, each Agent (or his designee) presently intends to purchase the interest of any non-consenting Participant for $100. Funds for the purchase of the interests of non-consenting Participants will not be provided by Associates. Any Participant whose participation is purchased by an Agent (or his designee) will not receive any Additional Rent paid in respect of the year of purchase. Due to the operating loss at the Property, there is no reasonable expectation that there will be Additional Rent in the near future.

		   Notwithstanding the provisions in Associates' Participating Agreements relating to the Participation Purchase Arrangement, no purchase of a participation will be effected without (i) prior written notice to a non-consenting Participant that Participants owning at least 90% of the outstanding participations in the relevant group have consented to the Sale Program and liquidation and (ii) affording such non-consenting Participant an opportunity to consent to the Sale Program and liquation.








		   Forms of Consent that are signed and returned without a choice indicated as to any matter for which Consent is sought will be deemed to constitute a consent to the Sale Program or to the liquidation of Associates, as the case may be, and will be binding on each Participant as if such Participant had actually indicated such choice on such form. If the Consent is returned undated, it will be deemed dated as of the date received by the Agents.

		   Participations are not traded on an established securities market, nor are they readily tradeable on a secondary market or the substantial equivalent thereof. Based on Associates' transfer records, participations are sold by holders from time to time in privately negotiated transactions, and, in many instances, Associates is unaware of the prices at which such transactions occur (other than certain intra-family transfers involving participations owned by members of WM&B or their families). However, Associates has been advised that the range of sales prices during the past two calendar years for an original $10,000 participation as reduced to $5,000 was $2,500 to $5,000.

		   There is no document not included herewith which is incorporated by reference.

	    []                                                                 |
		   If you have any question or desire any additional information concerning the proposed Sale Program, please communicate in writing with any partner in Wien, Malkin & Bettex, 60 East 42nd Street, New York, NY 10165-0015 or by telephone at 212-687-8700.

		   PLEASE SIGN, DATE AND IMMEDIATELY RETURN THE COLORED COPY OF THE CONSENT IN THE ENCLOSED ENVELOPE. ONCE GIVEN, THE CONSENT MAY NOT BE REVOKED.

































			 April 15, 1996


Garment Capitol Associates
New York, N.Y.



We have issued our reports dated April 10, 1996 accompanying the financial statements and schedule of Garment Capitol Associates appearing in the Annual Report of the Company on Form 10-K to the Securities and Exchange Commission for the year ended December 31, 1995. We consent to the use of the aforementioned reports in the proxy statement of Garment Capitol Associates, which is being filed pursuant to the rules under Regulation 14A of the Securities Exchange Act of 1934 and included in Commission File
Number: 0-768. Our consent relates only to the financial statements and financial statement schedule, and we do not opine on the adequacy or completeness of the textual disclosures contained in the proxy material.


		       Jacobs Evall & Blumenfeld LLP
			 Certified Public Accountants

		  INDEPENDENT ACCOUNTANTS' REPORT


To the participants in Garment Capitol Associates
(a Partnership)
New York, N. Y.


We have audited the accompanying balance sheets of Garment Capitol Associates (the "Company") as of December 31, 1995 and 1994, and the related statements of income, partners' capital deficit and cash flows for each of the three years in the period ended December 31, 1995, and the supporting financial statement schedule as contained in Item 14(a)(2) of this Form 10-K. These financial statements and schedule are the responsibility of the Company's management.
Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Garment Capitol Associates as of December 31, 1995 and 1994, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1995 in conformity with generally accepted accounting principles, and the related financial statement schedule, when considered in relation to the basic financial statements, presents fairly, in all material respects, the information set forth therein.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company owns commercial property situated in New York City. As discussed more fully in Note 11 to these financial statements, the original lessee of this property had sustained substantial operating losses during 1995 and 1994, and on December 29, 1995 assigned the operating lease to a new lessee, thereby effectively terminating the liability under the operating lease of the original lessee and its remaining partners. The new lessee has failed to pay the property's real estate taxes that fell due on January 1, 1996, which constitutes a default of the operating lease as of that date, as well as a breach of the Company's obligations under the fee mortgage. These events raise substantial doubt about the Company's ability to continue as a going concern.

Management's actions subsequent to these events, and its plans in regard to these matters, including the proposed solicitation of consents from the participants in the Company to sell the property, are also described in Note
11. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.




			  Jacobs Evall & Blumenfeld LLP
			  Certified Public Accountants


New York, N. Y.
April 10, 1996

					     EXHIBIT A
		      GARMENT CAPITOL ASSOCIATES

			      BALANCE SHEETS

				A S S E T S

								  December 31,
							 1995                   1994
Current Assets:
  Cash and cash equivalents (Note 10):
    Morgan Guaranty Trust Company of New York               $   37,547            $   37,467
    Distribution account held by
     Wien, Malkin & Bettex...................                   49,826                51,009

    Fidelity U.S. Treasury Income
     Portfolio...............................                      826               232,847

       TOTAL CURRENT ASSETS...............                      88,199               321,323

Real Estate (Notes 2b, 3 and 11):
  Land.......................................                2,500,000             2,500,000
  Building...................................   $8,000,000             $8,000,000

     Less: Accumulated depreciation..........    8,000,000        -     8,000,000      -


Other Assets:
  Mortgage refinancing costs, less
   accumulated amortization of $53,025
   in 1995 and $24,838 in 1994 (Note 2c).....                   54,025                44,644


       TOTAL ASSETS.......................                  $2,642,224            $2,865,967


		  LIABILITIES AND PARTNERS' CAPITAL DEFICIT

Current Liabilities:
  Principal payments of first
   mortgage payable within one
   year (Notes 3 and 11).....................               $  133,052            $3,312,692

  Accrued interest payable...................                   26,906                65,371


       TOTAL CURRENT LIABILITIES..........                     159,958             3,378,063


Long-term Liabilities:
  Bonds, mortgages and similar debt:
    First mortgage payable (Notes 3 and 11)..   $3,045,988                    -

    Less:  Current installments shown above..      133,052   2,912,936        -         -

       TOTAL LIABILITIES..................                   3,072,894             3,378,063

Partners' capital deficit (Exhibit C)........                 (430,670)             (512,096)

       TOTAL LIABILITIES AND PARTNERS'
	CAPITAL DEFICIT...................                  $2,642,224            $2,865,967



	       See accompanying notes to financial statements.

					     EXHIBIT B

		      GARMENT CAPITOL ASSOCIATES

			 STATEMENTS OF INCOME

							 Year ended December 31,
						   1995               1994           1993
Revenues:

  Rent income, from a related
   party (Notes 4 and 11)...................  $1,090,000         $1,090,000    $2,100,196

  Dividend income...........................       3,027              7,994         1,683

					       1,093,027          1,097,994     2,101,879

Expenses:

  Interest on mortgage (Note 3).............     328,802            348,479       324,445

  Supervisory services, to a
   related party (Note 5)...................      42,500             42,500       135,601

  Amortization of mortgage
   refinancing costs (Note 2c)..............      28,187             15,307         7,748

						 399,489            406,286       467,794

       NET INCOME, CARRIED TO PARTNERS'
	CAPITAL DEFICIT (NOTE 8).........     $  693,538         $  691,708    $1,634,085



Earnings per $5,000 participation
 unit, based on 1,050 participation
 units outstanding during each year.........  $      661         $      659     $    1,556















		 See accompanying notes to financial statements.

					   EXHIBIT C-1
		      GARMENT CAPITOL ASSOCIATES

		   STATEMENT OF PARTNERS' CAPITAL DEFICIT
		     YEAR ENDED DECEMBER 31, 1995


			      Partners'                                    Partners'
			      capital deficit   Share of                   capital deficit
			      January 1, 1995  net income  Distributions  December 31, 1995

Donald A. Bettex Group........    $(170,699)     $231,179     $  204,037     $(143,557)


Peter L. Malkin Group.........     (170,699)      231,179        204,037      (143,557)


Martin D. Newman Group
 (formerly Alvin
  Silverman Group)............     (170,698)      231,180        204,038      (143,556)


				  $(512,096)     $693,538     $  612,112     $(430,670)



























		 See accompanying notes to financial statements.

					   EXHIBIT C-2
		      GARMENT CAPITOL ASSOCIATES

		   STATEMENT OF PARTNERS' CAPITAL DEFICIT
		     YEAR ENDED DECEMBER 31, 1994


			      Partners'                                    Partners'
			      capital deficit   Share of                   capital deficit
			      January 1, 1994  net income  Distributions  December 31, 1994



Donald A. Bettex Group......     $(197,231)    $  230,570    $  204,038     $(170,699)


Peter L. Malkin Group.......      (197,231)       230,569       204,037      (170,699)


Alvin Silverman Group.......      (197,230)       230,569       204,037      (170,698)


				 $(591,692)    $  691,708    $  612,112     $(512,096)




























		 See accompanying notes to financial statements.

					   EXHIBIT C-3
		      GARMENT CAPITOL ASSOCIATES

		   STATEMENT OF PARTNERS' CAPITAL DEFICIT
		     YEAR ENDED DECEMBER 31, 1993


			       Partners'                                    Partners'
			       capital deficit   Share of                   capital deficit
			       January 1, 1993  net income  Distributions  December 31, 1993

Donald A. Bettex Group........    $(272,190)    $  544,695    $  469,736     $(197,231)


Peter L. Malkin Group.........     (272,190)       544,695       469,736      (197,231)


Alvin Silverman Group.........     (272,190)       544,695       469,735      (197,230)


				  $(816,570)    $1,634,085    $1,409,207     $(591,692)






























		 See accompanying notes to financial statements.

					     EXHIBIT D

			GARMENT CAPITOL ASSOCIATES

			 STATEMENTS OF CASH FLOWS

							       Year ended December 31,
							      1995        1994        1993
Cash flows from operating activities:
  Net income......................................       $ 693,538    $ 691,708 $1,634,085
  Adjustments to reconcile net income to
   cash provided by operating activities:
     Amortization of mortgage refinancing
      costs (Note 2c).............................          28,187       15,307      7,748
     Changes in operating liabilities:
       Accrued interest payable...................         (38,465)      32,091      5,163
       Rent received in advance...................            -            -       (33,763)
       Mortgage refinancing costs paid............         (37,568)     (25,493)   (10,226)

	  Net cash provided by
	   operating activities................            645,692      713,613  1,603,007


Cash flows from financing activities:
  Cash distributions..............................        (612,112)    (612,112)(1,409,207)
  Principal payments on first mortgage payable....        (266,704)     (32,118)   (29,218)

	  Net cash used in financing
	   activities..........................           (878,816)    (644,230)(1,438,425)

	  Net increase (decrease) in cash
	   and cash equivalents................           (233,124)      69,383    164,582

Cash and cash equivalents, beginning of year......         321,323      251,940     87,358

	  CASH AND CASH EQUIVALENTS,
	   END OF YEAR.........................          $  88,199    $ 321,323   $251,940



Supplemental disclosures of cash flow information:

							      1995         1994       1993

  Cash paid for:
    Interest......................................       $ 367,267    $ 316,388  $ 319,282







	       See accompanying notes to financial statements.

		      GARMENT CAPITOL ASSOCIATES

		     NOTES TO FINANCIAL STATEMENTS


1.   Business Activity

     Garment Capitol Associates ("Associates") is a general partnership which owns commercial property situated at 498 Seventh Avenue, New York, New York. Through December 28, 1995 the property was net leased to 498 Seventh Avenue Associates (the "Original Lessee"). Effective December 29, 1995 the operating lease was assigned to 4987 Corporation (the "New Lessee"). See Notes 4 and 11.


2.   Summary of Significant Accounting Policies

     a.   Cash and Cash Equivalents:

       Cash and cash equivalents include investments in money market funds and all highly liquid debt instruments purchased with a maturity of three months or less.

     b.   Real Estate and Depreciation of Building:

       Real estate, consisting of land and building (the "Property"), is stated at cost. The building is fully depreciated. Depreciation of the building had been provided on the straight-line method based on a thirty-year life (3-1/3% per annum).

     c.   Mortgage Refinancing Costs and Amortization:

       Mortgage refinancing costs totaling $107,050 have been incurred in connection with the December 1, 1992 refinancing of the first mortgage payable (see Note 3), and are being charged to income ratably over the five year term of the first mortgage. Such costs include payments of $49,564 to the firm of Wien, Malkin & Bettex, a related party (see Note 5).

     d.   Use of Estimates:

       In preparing financial statements in conformity with generally accepted accounting principles, management often makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


3.   First Mortgage Payable

     On November 30, 1987, a first mortgage was placed on the Property with Apple Bank for Savings in the amount of $3,485,000. Annual mortgage charges were $348,500, payable in equal monthly installments, applied first to interest at the rate of 9-1/2% per annum and the balance to principal. The mortgage was scheduled to mature on December 1, 1992 with a balance of $3,376,341 but was extended until June 16, 1993, when the bank issued a commitment to extend and modify the mortgage for a five year

		      GARMENT CAPITOL ASSOCIATES

		     NOTES TO FINANCIAL STATEMENTS
			   (continued)


3.   First Mortgage Payable (continued)

     period from December 1, 1992 through December 1, 1997. The closing, which had been delayed, occurred on March 23, 1995. The terms of the extended mortgage provide for constant monthly payments totalling $435,388 per annum, including interest at the rate of 10% per annum from December 1, 1992 through October 31, 1993; constant monthly payments totalling $447,316 per annum, including interest at the rate of 10 1/2% per annum from November 1, 1993 through November 30, 1994; and constant payments totalling $449,586 per annum, including interest at the rate of 10.6% per annum from December 1, 1994 through maturity. The constant payments are based on a fifteen year amortization schedule. Payments of principal and interest made subsequent to the original maturity date (December 1, 1992) were reapplied according to these new repayment terms and, at the closing, a retroactive payment of $218,081 was made to bring the payments current with the new mortgage schedule. The balance of the mortgage at maturity will be $2,778,001.

     Principal payments required to be made on long-term debt are as follows:

       Year ending December 31,
       1996................................................ $  133,052
       Through December 1, 1997............................  2,912,936

							    $3,045,988

     The Property is pledged as collateral for the first mortgage.  See Note
     11.


4.   Related Party Transactions - Rent Income

     Rent income for the years ended December 31, 1995, 1994 and 1993 represents twelve equal monthly installments of an annual net rent of $1,090,000 (the "Basic Rent") under a net operating lease dated May 1, 1957 (the "Operating Lease") with the Original Lessee, plus, where applicable, payments of additional rent as provided under certain conditions with respect to the lessee's defined net income from operations for lease years ending April 30th.

     For the years ended December 31, 1995 and 1994, no additional rent was earned from the Original Lessee for its lease years ended April 30, 1995 and 1994. For the year ended December 31, 1993 additional rent of $1,010,196 was earned from the Original Lessee for its lease year ended April 30, 1993.

     No additional rent is accrued by Associates for the period between the end of the lessee's lease year and the end of Associates' fiscal year.

		      GARMENT CAPITOL ASSOCIATES

		     NOTES TO FINANCIAL STATEMENTS
			   (continued)


4.   Related Party Transactions - Rent Income (continued)

     The current term of the Operating Lease expires on April 30, 2007. The Operating Lease includes a renewal option to extend the term to April 30, 2032. Pursuant to the Operating Lease, the lessee has the right to surrender its leasehold interest at any time, upon 60 days' prior written notice, without further liability after the date of surrender. The lessee also has the right to assign the Operating Lease, without Associates' consent, so long as the assignee assumes, in writing, all of the obligations of the Operating Lease. The Original Lessee exercised such assignment right on December 29, 1995, and the New Lessee assumed all lessee obligations under the Operating Lease as of that date; such assignment effectively terminated the liability of the Original Lessee and its remaining partners under the Operating Lease. The shares in the New Lessee are owned by the partners in the Original Lessee. See Note 11.

     A partner in Associates is also a partner in the Original Lessee.


5.   Related Party Transactions - Supervisory Services

     Supervisory services (including disbursements and cost of regular accounting services) for the years ended December 31, 1995, 1994 and 1993, totaling $42,500, $42,500 and $135,601, respectively, were paid to the firm of Wien, Malkin & Bettex. Some partners in that firm are also partners in Associates. Fees for supervisory services are paid pursuant to an agreement, which amount is based on a rate of return of investment achieved by the participants in Associates each year.


6.   Number of Participants

     There were approximately 900 participants in the participating groups at December 31, 1995, 1994 and 1993.


7.   Determination of Distributions to Participants

     Distributions to participants represent mainly the excess of rent income received over the mortgage requirements, as anticipated, and expenses paid.


8.   Distributions and Amount of Income per $5,000 Participation Unit

     Distributions per $5,000 participation unit during the years 1995, 1994 and 1993, based on 1,050 participation units outstanding during each year, totaled $583, $583 and $1,342, respectively. All such distributions consisted of income only.

		    GARMENT CAPITOL ASSOCIATES

		     NOTES TO FINANCIAL STATEMENTS
			   (continued)


8.   Distributions and Amount of Income per $5,000 Participation Unit
     (continued)

     Net income is computed without regard to income tax expense since Associates does not pay a tax on its income; instead, any such taxes are paid by the participants in their individual capacities.

     Generally, financial and income tax reporting have been the same. However, for income tax purposes in 1992, the rent received in advance from the lessee in 1992 in excess of the overage rent earned (Note 4), amounting to $33,763, was treated as taxable income in 1992 and reduced taxable income in 1993.


9.   Economic Dependency on Operations of Building

     Associates' building is located in the heart of New York City's "Garment District", and its tenants are almost exclusively in the garment business. The property, as well as other buildings in the district, has suffered significant vacancies in recent years. As a result, the Original Lessee has experienced continuous decreases in its revenue stream, causing its net income from operations, as defined in the Operating Lease, in 1994 and 1995 to fall below the amount necessary to require payment of any additional rent for such years. For the lease year ended April 30, 1995 the Original Lessee reported a net loss (unaudited) of $2,222,031. See Note 11.


10.  Concentration of Credit Risk

     Associates maintains cash balances in a bank, money market fund (Fidelity U.S. Treasury Income Portfolio), and a distribution account held by Wien, Malkin & Bettex. The bank balance is insured by the Federal Deposit Insurance Corporation up to $100,000, and at December 31, 1995 was completely insured. The cash in the money market fund and the distribution account held by Wien, Malkin & Bettex is not insured. The funds held in the distribution account were paid to the participants on January 1, 1996.


11. Subsequent Events Regarding Default by New Lessee of the Operating Lease, Breach of Associates' Obligations Under the Fee Mortgage, and Proposed Solicitation of Consents from the Participants to a Sale of the Property

     The New Lessee has paid Basic Rent under the Operating Lease due January 1, 1996, February 1, 1996, March 1, 1996 and April 1, 1996. Associates in turn has continued to pay (1) the monthly mortgage payments to the Apple Bank for Savings (the "Fee Mortgagee") on Associates' fee mortgage on the Property (the "Fee Mortgage") through April 1, 1996; (2) its monthly fee for supervisory services through April, 1996; and (3) its monthly
     distributions to the participants in Associates.   Associates holds the
     April 1, 1996 rent to cover the May 1996 mortgage payment and a May 1996 distribution to participants. The New Lessee failed to pay the New York City real estate and Business Improvement District ("BID") assessments in the amounts of $936,180 and $29,695, respectively, which were due on

		      GARMENT CAPITOL ASSOCIATES

		     NOTES TO FINANCIAL STATEMENTS
			   (continued)


11. Subsequent Events Regarding Default by New Lessee of the Operating Lease, Breach of Associates' Obligations Under the Fee Mortgage, and Proposed Solicitation of Consents from the Participants to a Sale of the Property (continued)

     January 1, 1996 (collectively, the "1/1/96 Real Estate Taxes"). As a result, the New Lessee is in default of the Operating Lease as of that date.

     The New Lessee has requested that Associates forbear from exercising its rights and remedies under the Operating Lease, including termination of the Operating Lease, by reason of the failure to pay the 1/1/96 Real Estate Taxes, while management of Associates solicits the consent of its participants to a sale of the Property (the "Solicitation"). If Associates does forbear, the New Lessee has agreed to cooperate fully with Associates in connection with the sale of the Property and to continue to perform its other obligations under the Operating Lease, including payment of the Basic Rent, to enable Associates to continue its monthly distributions to the participants, pay its supervisory fee and pay its monthly mortgage obligation.

     The failure to pay the 1/1/96 Real Estate Taxes also constituted a breach of Associates obligations under the Fee Mortgage. The shareholders of the New Lessee (or designees on their behalf) have borrowed from the Fee Mortgagee a sum equal to the 1/1/96 Real Estate Taxes and interest thereon to the date of the borrowing. This sum was used to fund a protective advance by the Fee Mortgagee to pay the 1/1/96 Real Estate Taxes and interest thereon through the purchase of a subordinate participating interest in the Fee Mortgage in such amount. As a result, the Fee Mortgagee has agreed to forbear from exercising rights and remedies under the Fee Mortgage based on Associates' failure to pay (or cause to be paid by the New Lessee) the 1/1/96 Real Estate Taxes. Interest on the protective advance will be paid by the New Lessee so long as the Operating Lease continues in effect.

     As to future real estate taxes and BID assessments on the Property (together with the 1/1/96 Real Estate Taxes, the "Real Estate Taxes"), the Fee Mortgagee has agreed to make additional loans to such individual shareholders (or their designees) to fund further protective advances to cover the Real Estate Taxes due July 1, 1996 (covering the period to December 31, 1996) and January 1, 1997 (covering the period to June 30,
     1997). Those individual borrowers intend to borrow the funds from the Fee Mortgagee and fund the protective advances as required to pay the July 1, 1996 and January 1, 1997 Real Estate Taxes if the participants in Associates authorize a sale of the Property and so long as the Operating Lease continues in effect.

     Management advises that the Solicitation, which is scheduled to be completed no later than August 30, 1996, will express its belief that the Property cannot be operated on a profitable basis without significant capital improvements; it will also opine that the program to sell the Property will permit Associates to liquidate its investment in an orderly fashion and avoid the necessity of raising additional capital from the participants and others to support and renovate the Property while avoiding litigation costs and the risk of loss of the Property through a Fee Mortgage foreclosure.

		  GARMENT CAPITOL ASSOCIATES

		    OMITTED SCHEDULES




     The following schedules have been omitted as not applicable in the present instance:




     SCHEDULE I  -  Condensed financial information of registrant.

     SCHEDULE II -  Valuation and qualifying accounts.

     SCHEDULE IV -  Mortgage loans on real estate.

					  SCHEDULE III
		       GARMENT CAPITOL ASSOCIATES

		   Real Estate and Accumulated Depreciation
			 December 31, 1995

Column

  A     Description           Office building and land located at
				498 Seventh Avenue, New York, N. Y.

  B     Encumbrances  - Apple Bank for Savings
	Balance at December 31, 1995.................................    $3,045,988

  C     Initial cost to company
	Land.........................................................    $2,500,000

	Building.....................................................    $8,000,000

  D     Cost capitalized subsequent to acquisition.....................      None

  E     Gross amount at which carried at close of period
	 Land........................................................    $2,500,000
	 Building....................................................     8,000,000

	 Total.......................................................   $10,500,000(a)

  F     Accumulated depreciation.......................................  $8,000,000(b)

  G     Date of construction                                      1921

  H     Date acquired                                      May 1, 1957

  I     Life on which depreciation in latest
	income statements is computed                  Not applicable


    (a) There have been no changes in the carrying values of real estate for the years ended December 31, 1995, December 31, 1994 and December 31, 1993. The costs for federal income tax purposes are the same as for financial statement purposes.

    (b)  Accumulated depreciation
	Balance at January 1, 1993                           $8,000,000
	  Depreciation:
	    F/Y/E 12/31/93                                    None
	       12/31/94                                       None
	       12/31/95                                       None

	Balance at December 31, 1995                         $8,000,000

Item 6.

		       GARMENT CAPITOL ASSOCIATES

			 SELECTED FINANCIAL DATA

				    Year ended December 31,

				      1995        1994        1993        1992        1991


Basic rent income................    $1,090,000  $1,090,000  $1,090,000  $1,090,000  $1,090,000
Additional rent income...........          -           -      1,010,196   1,986,498   3,026,069
Dividend income..................         3,027       7,994       1,683        -           -


   Total revenue.................    $1,093,027  $1,097,994  $2,101,879  $3,076,498  $4,116,069


Net income.......................    $  693,538  $  691,708  $1,634,085  $2,480,001  $3,414,459


Earnings per $5,000 participation
 unit, based on 1,050 participa-
 tion units outstanding during the
 year............................    $      661  $      659  $    1,556  $    2,362   $   3,252


Total assets.....................    $2,642,224  $2,865,967  $2,786,398  $2,619,338  $2,608,657


Long-term obligations * .........    $2,912,936  $     -     $     -     $     -     $     -




Distributions per $5,000 par-
 ticipation unit, based on 1,050
 participation units outstanding
 during the year:
   Income........................    $      583  $      583  $    1,342  $    2,360   $   3,251
   Return of capital.............          -           -           -           -           -


   Total distributions...........    $      583  $      583  $    1,342  $    2,360   $   3,251


      * As described in Note 3 to the Financial Statements, the mortgage modification retroactive to Decemnber 1, 1992 was closed on March 23, 1995. As of December 31, 1991 and at December 31 for the succeeding three years, the mortgage debt ws deemed as current while the negotiations continued.

		PART I.  FINANCIAL INFORMATION

    Item 1.  Financial Statements

		   Garment Capitol Associates
		 Condensed Statement of Income
		     (Unaudited)


					For the Three Months Ended
					       March 31,
					      1996           1995
Income:

Basic rent, from a related
  party (Note B)                        $  272,500     $  272,500
Dividend Income                                 11          2,846
					 ---------      ---------

    Total income                           272,511        275,346
					 ---------      ---------
Expenses:

Interest on mortgage                        80,156         83,385
Supervisory services, to a
  related party (Note C)                    10,625         10,625
Amortization of mortgage
  refinancing costs                          7,042          7,042
					 ---------       --------

    Total expenses                          97,823        101,052
					 ---------     ----------

Net income                               $ 174,688    $   174,294
					 =========     ==========
Earnings per $5,000 participation
  unit, based on 1,050 participation
  units outstanding during the year      $  166.37     $   165.99
					  ========     ==========

Distributions per $5,000
  participation consisted of
  the following:


  Income                                $   142.36      $  145.74
					 =========     ==========

    At March 31, 1996 and 1995, there were $5,250,000 of participations outstanding.

		     Garment Capitol Associates
		    Condensed Balance Sheet
			 (Unaudited)

					    March 31, 1996   December 31, 1995
Assets
Current assets:
  Cash                                         $    88,210         $    88,199
  Due from lessee                                1,011,053                 -0-
					       -----------         -----------
  Total current assets                           1,099,263              88,199
					       -----------         -----------
Real estate
  Land                                           2,500,000           2,500,000
  Building                                       8,000,000           8,000,000
      Less, allowance for depreciation        (  8,000,000)       (  8,000,000)
					       -----------         -----------
						 2,500,000           2,500,000
					       -----------         -----------
Intangible assets
Mortgage refinancing costs                         107,050             107,050
      Less, allowance for amortization              60,067              53,025
					       -----------         -----------
						    46,983              54,025
					       -----------         -----------
Total assets                                   $ 3,646,246         $ 2,642,224
					       ===========         ===========
Liabilities and Capital
Current liabilities
  Accrued interest on mortgage                 $    26,624         $    26,906
  Real estate taxes and interest payable         1,011,053                 -0-
  Principal payments of first mortgage
    payable within one year                      3,014,029             133,052
					       -----------         -----------
      Total current liabilities                  4,051,706             159,958
					       -----------         -----------
  Long-term debt                                       -0-           2,912,936
					       -----------         -----------
  Capital
  Capital deficit, January 1,                 (    430,670)       (    512,096)
    Add, Net income:
    January 1, 1996 through March 31, 1996         174,688
    January 1, 1995 through December 31, 1995                          693,538
					       -----------         -----------
					      (    255,982)            181,442
Less, Distributions:
  Monthly distributions,
    January 1, 1996 through March 31, 1996         149,478
    January 1, 1995 through December 31, 1995                          612,112
					       -----------         -----------
  Total distributions                              149,478             612,112
					       -----------         -----------
Capital (deficit)
    March 31, 1996                            (    405,460)
    December 31, 1995                                             (    430,670)
					       -----------         -----------
  Total liabilities and capital:
     March 31, 1996                            $ 3,646,246
     December 31, 1995                                             $ 2,642,224
					       ===========         ===========

	       Garment Capitol Associates
	       Condensed Statement of Cash Flows
		      (Unaudited)



					     January 1, 1996     January 1, 1995
						  through             through
					      March 31, 1996      March 31, 1995


 Cash flows from operating activities:
   Net income                                   $   174,688        $   174,294
   Adjustments to reconcile net income
     to cash provided by operating
     activities:
   Amortization of mortgage refinancing
     costs                                            7,042              7,042
   Change in accrued interest payable          (        282)      (     65,371)
   Change in real estate taxes payable            1,011,053                -0-
   Change in due from lessee                   (  1,011,053)               -0-
   Change in accrued expense                            -0-             22,957
						-----------        -----------

   Net cash provided by operating
     activities                                     181,448            138,922
						-----------        -----------

 Cash flows from financing activities:
   Cash distributions                          (    149,478)      (    153,028)
   Principal payments on first mortgage        (     31,959)      (    185,491)
   Mortgage refinancing costs                           -0-       (     37,516)
						-----------        -----------

   Net cash used in financing activities       (    181,437)      (    376,035)
						-----------        -----------

   Net increase (decrease) in cash                       11       (    237,113)

   Cash, beginning of period                         88,199            321,323
						-----------        -----------
   Cash, end of period                          $    88,210        $    84,210
						===========        ===========


					     January 1, 1996    January 1, 1995
						  through            through
					      March 31, 1996     March 31, 1995


       Cash paid for:
       Interest                                  $   80,438        $   148,756
						===========        ===========

      Garment Capitol Associates

      March 31, 1996


      Notes to Condensed Financial Statements (Unaudited)

      Note A - Basis of Presentation

	     The accompanying unaudited condensed financial statements have been prepared in accordance with the instructions to Form 10-Q and therefore do not include all information and footnotes necessary for a fair presentation of financial position, results of operations and statement of cash flows in conformity with generally accepted accounting principles. The accompanying unaudited condensed financial statements include all adjustments (consisting only of normal recurring accruals) which are, in the opinion of the partners in Registrant, necessary for a fair statement of the results for such interim periods. The partners in Registrant believe that the accompanying unaudited condensed financial statements and the notes thereto fairly disclose the financial condition and results of Registrant's operations for the periods indicated and are adequate to make the information pre-sented therein not misleading.


      Note B - Interim Period Reporting

	     The results for the interim period are not necessarily indicative of the results to be expected for a full year.

	     Registrant was organized on January 10, 1957. On May 1, 1957, Registrant acquired fee title to the Garment Capitol Building (the "Building") and the land thereunder, located at 498 Seventh Avenue, New York, New York (the "Property"). Registrant's partners are Stanley Katzman, John L. Loehr and Peter L. Malkin (collectively the "Partners"), each of whom also acts as an agent for holders of participations in their respective partnership interests in Registrant (the "Participants").

	     Registrant does not operate the Property. Registrant leased the Property to 498 Seventh Avenue Associates (the "Original Lessee") under a net operating lease (the "Lease") which commenced as of May 1, 1957 and currently expires on April 30, 2007. Lessee has one 25-year renewal option which has not been exercised and which, if exercised, will extend the Lease to April 30, 2032.

	     In 1994 and 1995 the Original Lessee made capital calls on its partners in the aggregate amount of $1,300,000 to defray certain operating expenses and improvement costs at the Property. Despite these new capital infusions, however, the Original Lessee concluded that to return the Property to profitability would require a very large additional capital investment, estimated by the Original Lessee to be as high as $16,000,000. Therefore, on December 29, 1995, in accordance with the terms of the Operating Lease, the Original Lessee assigned the Operating Lease to 4987

      Garment Capitol Associates

      March 31, 1996


      Corporation (the "New Lessee"), thereby effectively terminating the liability of the Original Lessee and its partners under the Lease. The shares in the New Lessee are owned by the partners in the Original Lessee.

	   The New Lessee has paid basic rent under the Lease through May 1, 1996. Registrant applied or reserved these rents to cover
      (1) its monthly mortgage payments to the Apple Bank for Savings ("Apple Bank") on Registrants' fee mortgage on the Property (the "Mortgage Loan"), (2) its monthly fee for supervisory services and
      (3) its distributions to the Participants in Registrant. The New Lessee did not pay the New York City real estate taxes and Business Improvement District ("BID") assessments in the amounts of $936,180.00 and $29,695.14, respectively, which were due on January 1, 1996. As a result, although payment of the January 1, 1996 real estate taxes and BID assessments has been made as described below, the New Lessee is in default of the Operating Lease as of that date.

	   The New Lessee has requested that Registrant forbear from exercising its rights and remedies under the Lease, including termination of the Lease, by reason of the failure to pay the January 1, 1996 real estate taxes and BID assessments, while Registrant solicits the consent of the Participants to a sale of the Property. The Partners have submitted a draft of a solicitation of consents to authorize a sale of the Property, which includes forbearance in favor of the New Lessee, to the Securities and Exchange Commission for their review. The details of the Partners' proposal will be provided in the statement to be issued by the Partners in connection with the solicitation. If Registrant does forbear, the New Lessee has agreed to cooperate fully with Registrant in connection with the sale of the Property and to continue to perform its other obligations under the Lease, including payment of basic rent, to enable Registrant to continue its monthly distributions to the Participants, pay its supervisory fee and pay its monthly mortgage obligation. The continuation of the Lease will also serve to insulate Registrant from third party liabilities attendant on property operations. Because the consent solicitation program to be made by the Partners for approval of a sale of the property includes the continuation of the Lease with the New Lessee, Registrant has not yet sent a notice of default under the Lease based on the failure of the New Lessee to pay the January 1, 1996 real estate taxes and BID assessments but the Agents have been advised that Registrant's right to send such a notice has not been affected by this delay or by the acceptance of rent since the default.

	     Although the failure to pay the January 1, 1996 real estate taxes and BID assessments also constitutes a breach of Registrant's obligations under the Mortgage Loan, Apple Bank has agreed to forbear from exercising its rights and remedies during the period of the solicitation of consents through a sale of the

      Garment Capitol Associates

      March 31, 1996


      Property based on arrangements made between the shareholders of the New Lessee (or designees on their behalf) and Apple Bank to fund the January 1, 1996 real estate taxes and BID assessments and certain future real estate taxes and BID assessments on the Property (together with the January 1, 1996 real estate taxes, the "Real Estate Taxes") through protective advances under the Mortgage Loan. The shareholders of the New Lessee (or designees on their behalf) have borrowed from Apple Bank the sum of $1,012,274.18, equal to the January 1, 1996 real estate taxes and BID assessments, interest thereon to the date of the borrowing, and certain other minor city charges and interest aggregating less than $1,500. This sum was used on April 2, 1996 to fund a protective advance by Apple Bank to pay the January 1, 1996 real estate taxes and BID assessments, interest thereon and such minor charges, through the purchase of a subordinate participating interest in the Mortgage Loan in such amount. Interest on the protective advance will be paid by the New Lessee so long as the Lease continues in effect.

	     As to future Real Estate Taxes, Apple Bank has agreed to make additional loans to such individual shareholders (or their designees) to fund further protective advances to cover the Real Estate Taxes due July 1, 1996 (covering the period to December 31,
      1996) and January 1, 1997 (covering the period to June 30, 1997). Those individual borrowers intend to borrow the funds from Apple Bank and fund the protective advances as required to pay the July 1, 1996 and January 1, 1997 Real Estate Taxes if the Participants approve a program to sell the Property and so long as the Lease continues in effect.

	     The Original Lessee was a partnership in which Peter L. Malkin was amoung the partners. The stockholders in the New Lessee are the partners in the Original Lessee. The Partners in Registrant are also members of the law firm of Wien, Malkin & Bettex, 60 East 42nd Street, New York, New York, counsel to Registrant and to Original Lessee (the "Counsel").

	     Under the Lease, New Lessee must pay (i) annual basic rent of $1,090,000 (the "Basic Rent") to Registrant and (ii) additional rent equal to 50% of New Lessee's net operating profit in excess of $200,000 for each Lease year (the "Additional Rent").

	     Additional Rent income is recognized when earned from the New Lessee, at the close of the lease years ending April 30. Such income, if any, is not determinable until the New Lessee, pursuant to the Lease, renders to Registrant a certified report on the operation of the Property. The Lease does not provide for the New Lessee to render interim reports to Registrant, so no Additional Rent income is reflected for the period between the end of the lease year and the end of Registrant's fiscal year.

      Garment Capitol Associates

      March 31, 1996


	     The current term of the Lease expires on April 30, 2007, and the Lease is subject to the renewal option described above. Pursuant to the Lease, the Lessee has the option of surrendering its leasehold interest, at any time, upon 60 days' prior written notice without further liability after the date of surrender. In addition, the New Lessee has the right to assign the Lease, without Registrant's consent, so long as the assignee assumes, in writing, all of the obligations of the Lease.

	     On March 23, 1995, Registrant entered into a
      Modification and Extension Agreement (the "Modification"), as of December 1, 1992, with Apple Bank the Mortgage Loan, which was originally made on November 30, 1987 in the principal amount of $3,485,000. The Mortgage Loan is secured by a first mortgage on the Property.

	     Lessee reported net loss of $2,222,031 for the lease year ended April 30, 1995; therefore, there was no additional rent payable for such lease year. Consequently, no additional payments for supervisory services were payable to Counsel for the lease year ended April 30, 1995.


      Note C - Supervisory Services

	     Registrant pays Counsel for supervisory services and disbursements (i) the basic payment of $42,500 per annum ("Basic Payment"); (ii) an additional annual basic payment of the first $37,500 of Additional Rent paid by Lessee in any lease year ("Additional Basic Payment"); and (iii) an additional payment of 10% of all distributions to Participants in any year in excess of the amount representing a return at the rate of 18% per annum on their remaining cash investment in any year (the "Additional Payment"). The Additional Basic Payment will be payable in each year only from Additional Rent received by Registrant from New Lessee. If Additional Rent in any year is inadequate to cover the Additional Basic Payment, such deficiency shall be payable in the following year in which Additional Rent is sufficient.

	     No remuneration was paid during the three month period ended March 31, 1996 by Registrant to any of the Partners as such. Pursuant to the fee arrangements described herein, Registrant paid Counsel $42,500 during the fiscal year ended December 31, 1995. Registrant also paid Counsel $10,625 of the Basic Payment for supervisory services for the three month period ended March 31, 1996.

	     The supervisory services provided to Registrant by Counsel include legal, administrative services and financial services. The legal and administrative services include acting as general counsel to Registrant, maintaining all of its partnership records, performing physical inspections of the Building,

      Garment Capitol Associates

      March 31, 1996


      reviewing insurance coverage and conducting annual partnership meetings. Financial services include monthly receipt of rent from the New Lessee, payment of monthly and additional distributions to the Participants, payment of all other disbursements, confirmation of the payment of real estate taxes, and active review of financial statements submitted to Registrant by the Lessee and financial statements audited by and tax information prepared by Registrants' independent certified public accountant, and distribution of such materials to the Participants. Counsel also prepares quarterly, annual and other periodic filings with the Securities and Exchange Commission and applicable state authorities.

	     Reference is made to Note B for a description of the terms of the Lease between Registrant and New Lessee. As of March 31, 1996, Mr. and Mrs. Peter L. Malkin own shares in the New Lessee. Mr. Malkin disclaims any beneficial ownership of Mrs. Malkin's interests in the New Lessee.

	     The respective interests of Messrs. Katzman, Loehr and Malkin, if any, in Registrant arise solely from the ownership of their respective participations in Registrant and Mr. Malkin's interests in the New Lessee. The Partners receive no extra or special benefit not shared on a pro rata basis with all other Participants in Registrant or partners in the New Lessee. However, each of the Partners, by reason of his respective interest in Counsel, is entitled to receive his pro rata share of any legal fees or other remuneration paid to Counsel for legal services rendered to Registrant and the New Lessee.

	     As of March 31, 1996, the Partners owned of record and beneficially an aggregate $50,000 of Participations, representing less than 1% of the currently outstanding Participations in Registrant.

	     In addition, as of March 31, 1996, certain of the Partners in Registrant (or their respective spouses) held additional Participations in Registrant as follows:

	     Peter L. Malkin owned of record as trustee, but not beneficially, $5,000 of Participations. Mr. Malkin disclaims any beneficial ownership of such Participations.

	     Isabel Malkin, the wife of Peter L. Malkin, owned of record and beneficially, $21,250 of Participations.
	     Mr. Malkin disclaims any beneficial ownership of such Participations.
















				     July 21, 1995





      TO PARTICIPANTS IN GARMENT CAPITOL ASSOCIATES:

	   We enclose the comparative operating report of the lessee, 498 Seventh Avenue Associates, for the lease years ended April 30, 1995 and April 30, 1994. Additional rent is payable to Garment Capitol Associates equal to 50% of net profit in excess of $200,000 per annum. The lessee incurred a loss of $2,222,031 for the lease year ended April 30, 1995; therefore, there was no additional rent.

	   On April 27, 1995, we advised participants that we had concluded the refinancing and extension of the first mortgage on March 31, 1995. Our letter reported that the building was expe-riencing serious difficulties in a depressed garment district market and that occupancy in the building was approximately 55%. Neither occupancy in the building nor general market conditions have improved. The lessee has prepaid real estate taxes through December 31, 1995. However, a very substantial cash infusion is required to improve the competitive position of the building.
      We expect that the lessee will soon be submitting a program that will seek cooperation from Garment Capitol Associates. Until then, we expect that regular monthly distributions will continue at the current rate of about 11.7% per annum on the cash invest-ment of $5,250,000.

	   If you have any question on the above, please communicate with us at our New York office or, if it is more convenient, at our branch office in Palm Beach, Florida.

				    Cordially yours,

				    WIEN, MALKIN & BETTEX

				    BY:  Stanley Katzman
      SK:mg
      Encs.

      498 Seventh Avenue Associates
      60 East 42nd Street
      New York, New York 10165

      Gentlemen:

	    In accordance with our engagement, we have reviewed the special-purpose comparative statement of income and expense, as defined, of 498 Seventh Avenue Associates for the lease years ended April 30, 1995 and 1994.

	    Our engagement included the examination of statements of receipts and disbursements, together with supporting records, submitted by Helsmley-Spear, Inc., the managing agent for the property, but did not include the verification by direct communication of the income from tenants or liabilities and disbursements to vendors.

	    In our opinion, subject to the above, the accompanying special-purpose comparative statement of income and expense presents fairly the net operating profit (loss), as defined, of 498 Seventh Avenue Associates for the lease years ended April 30, 1995 and 1994.

					 Respectfully submitted,




					 Kaufman Goldstein

      New York, New York
      May 25, 1995

			498 Seventh Avenue Associates
		 Comparative Statement of Income and Expense
				  (Unaudited)




						  May l, 1994     May l, 1993
						    through         through     Increase
					     April 30, 1995   April 30, 1994 (Decrease)

 Income:
     Rent                                $6,395,782    $8,097,433   ($1,701,651)
     Electricity - net                  (    32,770)   (   22,674)  (    10,096)
     Real estate tax refund                 470,454            -        470,454
     Miscellaneous                          105,293       121,529   (    16,236)

     Total Income                         6,938,759     8,196,288   ( 1,257,529)

 Expenses:
     Rent paid                            1,090,000     1,090,000            -
     Labor costs                          1,348,879     1,322,827        26,052
     Real estate taxes                    2,455,608     3,000,860   (   545,252)
     Repairs, supplies and improvements   2,684,061     1,578,697     1,105,364
     Management and leasing                 588,076       232,090       355,986
     Steam                                  196,903       221,664   (    24,761)
     Water - net                        (    28,315)       86,659   (   114,974)
     Professional fees                      280,256       122,036       158,220
     Insurance                              190,016       172,721        17,295
     Amortization of elevator improvements  201,183       201,183            -
     Interest on notes payable -
     re elevator improvements                 2,937        16,606   (    13,669)
     Fire alarm service                      30,356        24,934         5,422
     Cartage                                 50,240        61,993   (    11,753)
     Miscellaneous                           70,590        59,061        11,529

     Total Expenses                       9,160,790     8,191,331       969,459

 Net income (loss) for the lease year   ( 2,222,031)        4,957   ( 2,226,988)

 Less, exclusion under lease                     -     (    4,957)  (     4,957)

 Net income subject to additional rent   $       -      $      -     $       -

 Additional rent, at 50%                 $       -      $      -     $       -




 The accompanying letter of transmittal is an integral part of this statement.

								APPENDIX

				    PRELIMINARY COPY

					CONSENT


	 [Solicited by Peter L. Malkin, John L. Loehr and Stanley Katzman, as Agents ("Agents"), on behalf of Garment Capitol Associates]

	 A.   CONSENT TO SALE PROGRAM

	      As a Participant in Garment Capitol Associates ("Associates"), the undersigned hereby

			CONSENTS TO

			DISAPPROVES OF

			ABSTAINS FROM


	 authorizing the Agents and their respective successors, on behalf of Associates, as follows:

	      1. To sell the land and building located at 498 Seventh Avenue, New York, New York (the "Property") to a third party at a price, and on such terms and conditions, as determined by the
	 Agents[] ;                                                         |

	      2. To distribute the sale proceeds in accordance with the | distribution schedule recommended by the Agents and described in the |
	 Statement dated July 18, 1996 referred to below; and                  |

	      3.     To forbear from terminating the Operating Lease for    |
	 the Property with 4987 Corporation (the "New Lessee") subject to (i) continued compliance by the New Lessee with the terms of the Operating Lease other than the requirement to pay the Real Estate Taxes and (ii) the continuation of forbearance by the Fee Mortgagee based on the funding of Real Estate Taxes through protective advances under the Fee Mortgage through borrowings by individual shareholders of the New Lessee (or designees on their behalf) (all such capitalized terms being defined in Statement (defined below)).

	 B.   CONSENT TO LIQUIDATION

	      As a Participant in Garment Capitol Associates ("Associates"), the undersigned hereby

			CONSENTS TO

			DISAPPROVES OF

			ABSTAINS FROM
	 authorizing the Agents and their respective successors, on behalf of Associates, to liquidate Associates following consummation of the sale of the Property (if the Sale Program is approved), distribution to the Participants of the net sale proceeds paid to Associates and the winding up by the Agents of Associates' affairs.

	 Each of the matters for which a consent or authorization is being solicited is more fully described in the Statement Issued by the Agents in Connection with the Solicitation of Consents of the
	 Participants in Garment Capitol Associates, dated July 18, 1996    |
	 (the "Statement"), receipt of which is hereby acknowledged and which is incorporated herein by reference.

	 ONCE GIVEN, THIS CONSENT IS IRREVOCABLE AND MAY NOT BE REVOKED.
	 FORMS OF CONSENT THAT ARE SIGNED AND RETURNED WITHOUT A CHOICE INDICATED AS TO ANY MATTER FOR WHICH CONSENT IS SOUGHT WILL BE DEEMED TO CONSTITUTE A CONSENT TO THE SALE PROGRAM OR TO THE LIQUIDATION OF ASSOCIATES, AS THE CASE MAY BE, AND WILL BE BINDING ON EACH PARTICIPANT AS IF SUCH PARTICIPANT HAD ACTUALLY INDICATED SUCH CHOICE ON SUCH FORM. IF THE CONSENT IS RETURNED UNDATED, IT WILL BE DEEMED DATED AS OF THE DATE RECEIVED BY THE AGENTS.


	 Dated:_______________, 1996

					    _______________________________
						      (Signature)